                                                                    EXHIBIT 99.3



================================================================================


                 MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING

         MHC ELDORADO VILLAGE, LLC, a Delaware limited liability company
                                    BORROWER,
                                       TO
                             BANK OF AMERICA, N.A.,
                         a national banking association,
                                     LENDER


================================================================================













This instrument was prepared by and
after recording return to:

Alston & Bird LLP
90 Park Avenue
New York, New York 10016
Attention: Meryl P. Diamond, Esq.

                                TABLE OF CONTENTS

                                                                                                         PAGE

1.  PAYMENT OF INDEBTEDNESS; PERFORMANCE OF OBLIGATIONS.....................................................4

2.  TAXES AND OTHER OBLIGATIONS.............................................................................4

3.  RESERVES FOR TAXES/INSURANCE/REPLACEMENT RESERVE........................................................4

4.  USE OF PROPERTY.........................................................................................7

5.  INSURANCE AND CONDEMNATION..............................................................................7

6.  PRESERVATION AND MAINTENANCE OF PROPERTY................................................................9

7.  PROTECTION OF LENDER'S SECURITY; LEASES................................................................10

8.  INSPECTION.............................................................................................11

9.  BOOKS AND RECORDS......................................................................................11

10. FINANCIAL STATEMENTS...................................................................................11

11. HAZARDOUS SUBSTANCES...................................................................................12

12. REPRESENTATIONS AND COVENANTS..........................................................................12

13. LEASE ASSIGNMENT.......................................................................................16

14. ESTOPPEL CERTIFICATES..................................................................................16

15. TRANSFERS OF THE PROPERTY OR OWNERSHIP INTERESTS IN BORROWER; ASSUMPTION; DUE ON
    SALE/ENCUMBRANCE.......................................................................................16

16. NO ADDITIONAL LIENS....................................................................................22

17. SINGLE ASSET ENTITY....................................................................................22

18. BORROWER AND LIEN NOT RELEASED.........................................................................23

19. UNIFORM COMMERCIAL CODE SECURITY AGREEMENT AND FIXTURE FILING..........................................24

20. EVENTS OF DEFAULT; ACCELERATION OF INDEBTEDNESS; REMEDIES..............................................25

21. ENTRY; FORECLOSURE; REMEDIES...........................................................................26

22. EXPENDITURES AND EXPENSES..............................................................................29

23. APPLICATION OF PROCEEDS OF FORECLOSURE SALE............................................................30

24. APPOINTMENT OF RECEIVER OR MORTGAGEE IN POSSESSION.....................................................30

25. FORBEARANCE BY LENDER NOT A WAIVER.....................................................................30

26. WAIVER OF STATUTE OF LIMITATIONS.......................................................................31

27. WAIVER OF HOMESTEAD AND REDEMPTION.....................................................................31

28. JURY TRIAL WAIVER......................................................................................31

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                         PAGE

29. INDEMNIFICATION........................................................................................31

30. DUTY TO DEFEND.........................................................................................32

31. ERISA..................................................................................................33

32. NO ORAL CHANGE.........................................................................................33

33. NOTICE.................................................................................................33

34. SUCCESSORS AND ASSIGNS BOUND; JOINT AND SEVERAL LIABILITY; AGENTS; CAPTIONS............................34

35. GOVERNING LAW; SEVERABILITY............................................................................34

36. RELEASE................................................................................................35

37. COVENANTS RUNNING WITH THE LAND........................................................................35

38. TERMS..................................................................................................35

39. LOSS OF NOTE...........................................................................................35

40. CHANGES IN THE LAWS REGARDING TAXATION.................................................................35

41. EXCULPATION............................................................................................35

42. DISCLOSURE OF INFORMATION..............................................................................35

43. SALE OF LOAN; SECURITIZATION...........................................................................36

44. ACTIONS AND PROCEEDINGS................................................................................36

45. NO THIRD PARTY BENEFICIARIES...........................................................................36

46. EXHIBITS AND RIDERS....................................................................................36

47. RECORDING OF SECURITY INSTRUMENT, ETC..................................................................36

48. COUNTERPARTS...........................................................................................37

49. SPECIAL FLORIDA PROVISIONS.............................................................................37

                                  DEFINED TERMS

         As used in this Mortgage, the following terms shall have the following meanings assigned to them:

BORROWER                      MHC Eldorado Village, LLC, a Delaware limited
                              liability company
BORROWER'S ADDRESS            c/o Equity LifeStyle Properties, Inc., Two North
                              Riverside Plaza, Suite 800, Chicago, Illinois
                              60606
PROPERTY ADDRESS              Eldorado Village, Largo, Florida
LENDER                        Bank of America, N.A., a national banking
                              association, and its successors and assigns as
                              holders of the Note
LENDER'S ADDRESS              214 North Tryon Street
                              Charlotte, North Carolina 28255

NOTE                          That Promissory Note of even date herewith made by
                              Borrower to the order of Lender in the Principal
                              Amount, together with all notes issued in
                              substitution or exchange therefor, as any of the
                              foregoing may be amended, modified or supplemented
                              from time to time
PRINCIPAL AMOUNT              $8,190,000
MATURITY DATE                 December 1, 2015
LAND                          The property described on EXHIBIT A to this
                              Mortgage
PERSONAL PROPERTY             The property described on EXHIBIT B to this
                              Mortgage
REPLACEMENT RESERVE           $1,042.33
MONTHLY PAYMENT
PERMITTED USE                 Manufactured Home Community and Recreational
                              Vehicle Resort
PRINCIPAL(S)                  MHC Operating Limited Partnership, an Illinois
                              limited partnership
MHC CONTROL PERIOD            Any period of time during which no Event of
                              Default is continuing hereunder, the sole fee simple owner of the Property is the initial
                              Borrower named above and MHC Trust, a Maryland
                              Real Estate Investment Trust or Subsidiary (as defined in Section 15(e)), (i) is the sole General
                              Partner of Principal, and (ii) directly or indirectly controls Borrower.

                 MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING

         THIS MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING (this "MORTGAGE"), is made this 1st day of December, 2005, by and between MHC Eldorado Village, LLC, a Delaware limited liability company ("BORROWER"), having its principal place of business at c/o Equity LifeStyle Properties, Inc., Two North Riverside Plaza, Suite 800, Chicago, Illinois 60606, and Bank of America, N.A., a national banking association (together with its successors and/or assigns, "LENDER"), having an address at 214 North Tryon Street, Charlotte, North Carolina 28255.

                                R E C I T A L S:

         A. Borrower has executed and delivered to Lender the Note (which is hereinafter referred to as the "NOTE"), providing for monthly installments of interest only and principal and interest, as applicable, with the balance thereof, if not sooner due or paid as set forth in the Note, due and payable on the Maturity Date;

         B. Lender wishes to secure (i) the prompt payment of the Note, together with all interest thereon in accordance with the terms of the Note, as well as the prompt payment of any additional indebtedness accruing to Lender on account of any future payments, advances or expenditures made by Lender pursuant to the Note or this Mortgage or any other agreement, document, or instrument securing the payment of the indebtedness evidenced by the Note (the Note, this Mortgage, and any other documents evidencing or securing the indebtedness evidenced by the Note or executed in connection therewith, and any modification, renewal, and/or extension thereof, are hereinafter collectively referred to as the "LOAN DOCUMENTS"), and (ii) the prompt performance of each and every covenant, condition, and agreement now or hereafter arising contained in the Loan Documents of Borrower or any "PRINCIPAL" (as defined in the Note). All payment obligations of Borrower or any Principal are hereinafter sometimes collectively referred to as the "INDEBTEDNESS" and all other obligations of Borrower or any Principal hereunder and under any of the Loan Documents are hereinafter sometimes collectively referred to as the "OBLIGATIONS"; and

         C. The Schedule of Defined Terms appearing immediately before this page is incorporated into this Mortgage by reference with the same force and effect as if contained in the body hereof.

         NOW, THEREFORE, TO SECURE TO LENDER the repayment of the Indebtedness and the performance of the Obligations, Borrower has mortgaged, given, granted, bargained, sold, alienated, enfeoffed, conveyed, confirmed, warranted, pledged, assigned, hypothecated and granted and by these presents does hereby irrevocably mortgage, give, bargain, sell, alien, enfeoff, convey, confirm, warrant, pledge, assign, hypothecate and grant a security interest in and to Lender the following described property and all proceeds thereof (which property is hereinafter sometimes collectively referred to as the "PROPERTY"):

         A. The Land;

         B. All improvements of every nature whatsoever now or hereafter situated on the Land and owned by Borrower (the "IMPROVEMENTS"), and all machinery, furnishings, equipment, fixtures, mechanical systems and other personal property now or hereafter owned by Borrower and used in connection with the operation of the Improvements;

         C. All easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Land and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

         D. All agreements affecting the use, enjoyment or occupancy of the Land and/or Improvements now or hereafter entered into (the "LEASES"), including any and all guaranties of such Leases, and the immediate and continuing right to collect all rents, income, receipts, royalties, profits, issues, service reimbursements, fees, accounts receivables, revenues and prepayments of any of the same from or related to the Land and/or Improvements from time to time accruing under the Leases and/or the operation of the Land and/or Improvements (the "RENTS"), reserving to Borrower, however, so long as no "EVENT OF DEFAULT" (hereinafter defined) has occurred hereunder which has not been cured to the written satisfaction of Lender, a revocable license to receive and apply the Rents in accordance with the terms and conditions of PARAGRAPH 13 of this Mortgage;

         E. The Personal Property;

         F. All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Land and the Improvements, whether from the exercise of the right of eminent domain or condemnation (including but not limited to any transfer made in lieu of or in anticipation of the exercise of said rights), or for a change of grade, or for any other injury to or decrease in the value of the Land and Improvements;

         G. All proceeds of and any unearned premiums on any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

         H. All proceeds of the conversion, voluntary or involuntary, of any of the foregoing including, without limitation, proceeds of insurance and condemnation awards, into cash or liquidation claims; and

         I. Any and all proceeds and products of any of the foregoing and any and all other security and collateral of any nature whatsoever, now or hereafter given for the repayment of the Indebtedness and the performance of Borrower's obligations under the Loan Documents, including (without limitation) the Replacement Reserve and all other escrows established with Lender by Borrower.

         TO HAVE AND TO HOLD the Property and all parts thereof, together with the rents, issues, profits and proceeds thereof, unto Lender to its own proper use, benefit, and advantage forever, subject, however, to the terms, covenants, and conditions herein.

         At no time shall the principal amount of the Indebtedness, not including sums advanced in accordance herewith to protect the security of this Mortgage, exceed TWO HUNDRED PERCENT (200%) of the original amount of the Note.

         Borrower covenants and agrees with Lender as follows:

         1. PAYMENT OF INDEBTEDNESS; PERFORMANCE OF OBLIGATIONS. Borrower shall promptly pay when due the Indebtedness and shall promptly perform all Obligations.

         2. TAXES AND OTHER OBLIGATIONS. Borrower shall pay, when due, and before any interest, collection fees or penalties shall accrue, all taxes, assessments, fines, impositions and other charges and obligations, including charges and obligations for any present or future repairs or improvements made on the Property, or for any other goods or services or utilities furnished to the Property, which may become a lien on or charge against the Property prior to this Mortgage, subject, however, to Borrower's right to contest such lien or charge upon the posting of security reasonably satisfactory to Lender so long as such contest stays the enforcement or collection of such lien or charge. Notwithstanding the foregoing, during an MHC Control Period and provided Borrower continues to timely make the payments required by this Section, the security required to be posted under the preceding sentence to contest "such lien or charge" shall be the amount, if any, required by the applicable governmental authority to stay the enforcement or collection of such lien or charge. Should Borrower fail to make such payments, Lender may, at its option and at the expense of Borrower, pay the amounts due for the account of Borrower. Upon the request of Lender, Borrower shall immediately furnish to Lender all notices of amounts due and receipts evidencing payment. Borrower shall promptly notify Lender of any lien on all or any part of the Property and shall promptly discharge any unpermitted lien or encumbrance.

         3. RESERVES FOR TAXES/INSURANCE/REPLACEMENT RESERVE.

         (a) Borrower shall pay to Lender, at the time of and in addition to the monthly installments of principal and/or interest due under the Note, a sum equal to 1/12 of the amount estimated by Lender from time to time to be sufficient to enable Lender to pay at least 30 days before they become due and payable, all taxes, assessments and other similar charges ("TAX ITEMS") levied against the Property. So long as no Event of Default exists hereunder, Lender shall apply the sums so paid by Borrower to pay such Tax Items. These sums may be commingled with the general funds of Lender, and no interest shall be payable thereon nor shall these sums constitute trust funds. If such amount on deposit with Lender is insufficient to fully pay such Tax Items, Borrower shall, within 10 days following notice at any time from Lender, deposit such additional sum as may be required for the full payment of such Tax Items. Borrower hereby grants Lender a first priority security interest in such funds and Borrower shall execute any other documents and take any other actions reasonably necessary to provide Lender with such a perfected security interest. Upon the Maturity Date, the moneys then remaining on deposit with Lender or its agent shall, at Lender's option, be applied against the Indebtedness. The obligation of Borrower to pay such Tax Items is not affected or modified by the provisions of this paragraph. Notwithstanding the foregoing, Lender shall defer and suspend Borrower's requirement to make monthly escrow deposits for the payment of Tax Items provided all of the following conditions remain satisfied as determined by Lender in its reasonable discretion:

             (i) No Event of Default has occurred which has not been cured to the written satisfaction of Lender;

             (ii) The sole fee simple owner of the Property is the initial Borrower named above and (A) MHC Operating Limited Partnership remains as Principal, or (B) Principal is a successor entity as described in
         Section 15(e); and

             (iii) All Tax Items are paid on or before the date such Tax Items are due and written evidence of such payment is provided to Lender no later than thirty (30) days after the due date.

         If Lender determines that any of the foregoing conditions are not satisfied, then Lender may in its sole and absolute discretion, in addition to its other remedies under applicable law and the Loan Documents with respect to an Event of Default, (i) collect from Borrower, and Borrower shall upon demand pay to Lender, a sum sufficient to pay one full year of Tax Items, and (ii) require that Borrower immediately make monthly deposits and pay any deficiency to fund the reserve provided herein. Borrower's failure to take such actions shall constitute an Event of Default hereunder. In the event that upon the occurrence of an Event of Default Lender has elected to collect from Borrower one full year of Tax Items as set forth in (i) above and Lender shall have accepted in writing a cure of the Event of Default, then Lender shall disburse to Borrower any sum it is holding under this Section 3(a) in excess of the amount necessary to make the next due payment of Tax Items.

         (b) Borrower shall pay to Lender, at the time of and in addition to the monthly installments of principal and/or interest due under the Note, a sum equal to 1/12 of the amount estimated by Lender from time to time to be sufficient to enable Lender to pay at least 30 days before they become due and payable, all insurance premiums due for the renewal of the coverage afforded by the insurance policies required hereunder ("INSURANCE PREMIUMS") upon the expiration thereof. So long as no Event of Default exists hereunder, Lender shall apply the sums so paid by Borrower to pay such Insurance Premiums. These sums may be commingled with the general funds of Lender, and no interest shall be payable thereon nor shall these sums constitute trust funds. If such amount on deposit with Lender is insufficient to fully pay such Insurance Premiums, Borrower shall, within 10 days following notice at any time from Lender, deposit such additional sum as may be required for the full payment of such Insurance Premiums. Borrower hereby grants Lender a first priority security interest in such funds and Borrower shall execute any other documents and take any other actions reasonably necessary to provide Lender with such a perfected security interest. Upon the Maturity Date, the moneys then remaining on deposit with Lender or its agent shall, at Lender's option, be applied against the Indebtedness. The obligation of Borrower to pay such insurance premiums is not affected or modified by the provisions of this paragraph. Notwithstanding the foregoing, Lender shall defer and suspend Borrower's requirement to make monthly escrow deposits for the payment of the Insurance Premiums provided all of the following conditions remain satisfied as determined by Lender in its sole discretion:

             (i) No Event of Default has occurred which has not been cured to the written satisfaction of Lender;

             (ii) The sole fee simple owner of the Property is the initial Borrower named above, and either: (i) MHC Operating Limited Partnership remains as Principal, or (ii) the Principal is a successor entity to MHC Operating Limited Partnership as described in Section 15(e);

             (iii) Borrower provides Lender with written evidence that the Insurance Premiums have been paid no less than 30 days after any policy renewal date and that Lender is included in all policies of insurance as an "additional insured"; and

             (iv) The Property is covered by a blanket policy of insurance complying in all respects with the terms hereof and otherwise acceptable to the Lender.

         In the event that any of the foregoing conditions are not satisfied, Lender shall have the right, which may be exercised in its sole and absolute discretion, to (i) collect from Borrower (and Borrower hereby agrees to pay) the required annual Insurance Premiums upon demand, and (ii) require Borrower to make monthly deposits into the insurance reserve created by this Section for the remainder of the Loan term in accordance with Lender's standard requirements. Borrower's failure to comply with any of the foregoing requirements shall constitute an Event of Default hereunder. In the event that upon the occurrence of an Event of Default Beneficiary has elected to collect from Borrower the required annual Insurance Premiums as set forth in (i) above and Lender shall have accepted in writing a cure of the Event of Default, then Lender shall disburse to Borrower any sum it is holding under this Section 3(b) in excess of the amount necessary to make the next due payment of Insurance Premiums.

         (c) After the occurrence and during the continuance of an Event of Default, at the time of and in addition to the monthly installments of principal and/or interest due under the Note, Borrower shall pay to Lender the Replacement Reserve Monthly Payment (such payments shall be referred to as "REPLACEMENT RESERVE". The Replacement Reserve may be commingled with the general funds of Lender and no interest shall be payable thereon nor shall such Replacement Reserve constitute trust funds. The funds contained in the Replacement Reserve shall be utilized by Borrower solely for capital improvements approved in advance by Lender (which approval shall not be unreasonably withheld or delayed) or may be applied to the Indebtedness as set forth herein. Capital Improvements reimbursable hereunder shall include, without limitation the following: improvements and/or repair of the pool, roadway paving, electrical work to pads and hook-ups, roof, heating, ventilation and air conditioning work to clubhouse and furnace work for pool. Provided Lender elects not to apply the Replacement Reserve Monthly Payment to the Indebtedness because an Event of Default has occurred, Lender shall reimburse Borrower from the Replacement Reserve for the actual cost of such approved capital improvements upon Borrower's providing Lender with paid receipts, lien waivers, photographs and other documentation deemed reasonably necessary by Lender with minimum draws of $5,000.00, which shall occur no more frequently than once per month. Upon the Maturity Date, the moneys then remaining on deposit with Lender or its agent shall, at Lender's option, be applied against the Indebtedness. For any individual capital improvement item exceeding $10,000.00 and for which Borrower seeks payment from the Replacement Reserve, Borrower may have Lender issue a joint check to Borrower and the individual or entity being paid. In the event of such joint disbursement, Borrower shall not be required to have paid for such work prior to requesting reimbursement. Borrower hereby grants Lender a first priority security interest in the Replacement Reserve and Borrower shall execute any other documents and take any other actions necessary to provide Lender with such a perfected security interest in the Replacement Reserve.

         (d) Upon the occurrence of an Event of Default, Lender may apply any amounts then held in any of the Reserves described above to the payment of the Indebtedness in such order as Lender may elect in its sole and absolute discretion.

         4. USE OF PROPERTY. Unless required by applicable law, Borrower shall not permit changes in the use of any part of the Property from the use existing at the time this Mortgage was executed, which use Borrower represents and warrants is limited to the Permitted Use and related uses. Borrower shall not initiate or acquiesce in a change in the zoning classification of the Property without Lender's prior written consent.

         5. INSURANCE AND CONDEMNATION. Borrower shall keep the Improvements insured, and shall maintain during the entire term of this Mortgage, comprehensive general liability coverage and such other coverages reasonably requested by Lender, by carrier(s), in amounts and in form at all times satisfactory to Lender, which carrier(s), amounts and form shall not be changed without the prior written consent of Lender, which consent shall not be unreasonably withheld or delayed. All such policies of insurance shall be issued by insurers qualified under the laws of the state in which the Land is located, duly authorized and licensed to transact business in such state and reflecting a Best's Rating satisfactory to Lender. Borrower shall maintain all coverages on the Property as are required by Lender at the closing of the Loan, and upon 45 days' written notice to Borrower, all other coverages as may be deemed reasonably necessary by Lender from time to time during the term of the Loan. Notwithstanding the foregoing, Borrower shall not be required to maintain terrorism insurance upon the Property. Any failure by Lender to insist on full compliance with all of the above insurance requirements at closing does not constitute a waiver of Lender's right to subsequently require full compliance with these requirements. Unless Borrower provides Lender with evidence of the insurance coverage required by this Mortgage, Lender may upon written notice to Borrower purchase insurance at Borrower's expense to protect Lender's interests in the Property and to maintain the insurance required by this Mortgage. This insurance may, but need not, protect Borrower's interests. The coverage purchased by Lender may not pay any claim made by Borrower or any claim that is made against Borrower in connection with the Property or any required insurance policy. Borrower may later cancel any insurance purchased by Lender, but only after providing Lender with evidence that Borrower has obtained insurance as required by this Mortgage. If Lender purchases insurance for the Property or insurance otherwise required by this Mortgage, Borrower will be responsible for the costs of that insurance, including interest and other charges imposed by Lender in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the Indebtedness. The costs of the insurance may be more than the cost of insurance Borrower is able to obtain on its own. Notwithstanding the foregoing, in the event that the cost to Borrower to obtain and maintain business interruption insurance for the period requested by Lender is excessive (as determined by Lender in its sole discretion), Lender will accept a policy of business interruption which shall provide coverage for not less than twelve (12) months of debt service coverage.

         In case of loss or damage by fire or other casualty, Borrower shall give prompt written notice thereof to the insurance carrier(s) and to Lender.

         Borrower shall promptly notify Lender of any action or proceeding relating to any condemnation or other taking, whether direct or indirect, of the Property, or part thereof, and Borrower shall appear in and prosecute any such action or proceeding unless otherwise directed by Lender in writing. The proceeds of any award, payment or claim for damages, direct or consequential, in connection with any condemnation or other taking, whether direct or indirect, of the Property, or part thereof, or for conveyances in lieu of condemnation, are hereby assigned to and shall be paid to Lender as further security for the payment of the Indebtedness and performance of the Obligations and applied as set forth herein.

         Provided no Event of Default then exists hereunder, the net insurance proceeds and net proceeds of any condemnation award (in each case after deducting only Lender's reasonable costs and expenses, if any, in collecting the same) shall be made available for the restoration or repair of the Property if, in Lender's reasonable judgment (a) restoration or repair and the continued operation of the Property can be restored to substantially the same condition as existed prior to the casualty or condemnation, (b) the value of Lender's security is not reduced, (c) the loss or condemnation, as applicable, does not occur in the 6-month period preceding the stated Maturity Date and Lender's independent consultant certifies that the restoration of the Property can be completed at least 90 days prior to the Maturity Date, and (d) Borrower deposits with Lender an amount, in cash, which Lender, in its reasonable discretion, determines is necessary, in addition to the net insurance proceeds or net proceeds of any condemnation award, as applicable, to pay in full the cost of the restoration or repair. Notwithstanding the foregoing, it shall be a condition precedent to any disbursement of insurance proceeds held by Lender hereunder that Lender shall have approved (x) all plans and specifications for any proposed repair or restoration, (y) the construction schedule and (z) the identity of the architect and general contractor for all restoration that exceeds the greater of $250,000 or 2.0% of the Loan Amount, in the aggregate. Lender may establish other conditions it deems reasonably necessary to assure the work is fully completed in a good and workmanlike manner free of all liens or claims by reason thereof. Borrower's deposits made pursuant to this paragraph shall be used before the net insurance proceeds or net proceeds of any condemnation award, as applicable, for such restoration or repair. If the net insurance proceeds or net proceeds of any condemnation award, as applicable, are made available for restoration or repair, such work shall be completed by Borrower in an expeditious and diligent fashion, and in compliance with all applicable laws, rules and regulations. At Lender's option, the net insurance proceeds or net proceeds of any condemnation award, as applicable, shall be disbursed pursuant to a construction escrow acceptable to Lender. If following the final payments for the completion of such restoration or repair there are any net insurance proceeds or net proceeds of any condemnation award, as applicable, remaining, such proceeds shall be paid to Borrower if no Event of Default has occurred which has not been cured to the written satisfaction of Lender. If an Event of Default then exists, or any of the conditions set forth in subparagraphs (a) through (d) of this PARAGRAPH 5 have not been met or satisfied, the net insurance proceeds or net proceeds of any condemnation award, as applicable, shall be applied to the Indebtedness, whether or not due and payable, with any excess paid to Borrower, and, if so applied, no Prepayment Fee attributable to such application shall be due.

         6. PRESERVATION AND MAINTENANCE OF PROPERTY. Borrower (a) shall not commit waste or permit impairment or deterioration of the Property; ordinary wear and tear excepted; (b) shall not abandon the Property; (c) shall keep the Property in good repair and restore or repair promptly, in a good and workmanlike manner, all or any part of the Property to the equivalent of its original condition, ordinary wear and tear excepted, or such other condition as Lender may approve in writing, upon any damage or loss thereto, if net insurance proceeds are made available to cover in whole or in part the costs of such restoration or repair; (d) shall comply with all applicable laws, ordinances, regulations and requirements of any governmental body, and all requirements of any documents applicable to the Property; (e) shall provide for management of the Property by Borrower or by a property manager reasonably satisfactory to Lender pursuant to a contract in form and substance reasonably satisfactory to Lender; (f) shall not take any steps whatsoever to convert the Property, or any portion thereof, to a condominium or cooperative form of management; (g) shall not install or permit to be installed on the Property any underground storage tank or above-ground storage tank without the written consent of Lender which shall not be unreasonably withheld or delayed provided Borrower provides evidence to Lender that said tanks shall be installed, maintained and operated in accordance with all applicable laws, ordinances and regulations; and (h) shall give notice in writing to Lender of and, unless otherwise directed in writing by Lender, appear in and defend any action or proceeding purporting to affect the Property, the security granted by the Loan Documents or the rights or powers of Lender. Without Lender's written consent, neither Borrower nor any tenant or other person shall remove, demolish or alter any Improvement or any fixture, equipment, machinery or appliance in or on the Land and owned or leased by Borrower except when incident to the replacement of fixtures, equipment, machinery and appliances with items of like kind.

         Notwithstanding the foregoing and during an MHC Control Period, Lender's prior approval with respect to alterations shall only be required in connection with any alterations to any Improvements, exclusive of alterations to tenant spaces required under any Lease, (a) that may have a material adverse effect on the Property, or (b) that, together with any other alterations undertaken at the same time (including any related alterations, improvements or replacements), are reasonably anticipated to have a cost in excess of five percent (5.0%) of the Loan Amount (the "ALTERATION THRESHOLD"). During an MHC Control Period, Lender shall not unreasonably withhold its consent in connection with any alterations in excess of the Alteration Threshold, provided that Lender shall have received (a) a current Appraisal of the Property (or a letter update to the Appraisal delivered in connection with the closing of the Loan), (b) a certificate from Borrower and (c) such other evidence that would be satisfactory to a prudent institutional mortgage loan lender each indicating that such alterations will not impair (as security for the Loan) the fair market value of the real estate collateral portion of the Property, as determined by a prudent institutional secondary market lender. If the total unpaid amounts incurred and to be incurred with respect to such alterations to the Improvements shall at any time exceed the Alteration Threshold and Lender's consent in connection with any such alterations is granted, Borrower shall promptly deliver to Lender as security for the payment of such amounts and as additional security for Borrower's obligations under the Loan Documents any of the following: (i) cash,
(ii) direct non-callable obligations of the United States of America or other obligations which are "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, to the extent acceptable to the applicable Rating Agencies, (iii) other securities acceptable to Lender and the Rating Agencies, or (iv) a completion bond, provided that such completion bond is acceptable to the Lender and the Rating Agencies. Such security shall be in an amount equal to the excess of the total unpaid amounts incurred and to be incurred with respect to such alterations to the Improvements over the Alteration Threshold.

         7. PROTECTION OF LENDER'S SECURITY; LEASES. If Borrower fails to pay the Indebtedness or perform the Obligations beyond any applicable notice and cure periods, or if any action or proceeding is commenced which affects the Property or Lender, at Lender's option, Lender may make such appearances, disburse such sums and take such action as Lender deems necessary, in its sole discretion, to protect the Property or Lender's interest herein, including entry upon the Property to make repairs and perform environmental tests and studies. Any amounts disbursed by Lender pursuant to this PARAGRAPH 7 (including reasonable attorneys' costs and expenses), with interest thereon at the "DEFAULT RATE" (defined in the Note) from the date of disbursement, shall become additional Indebtedness of Borrower secured by the Loan Documents and shall be due and payable on demand. Nothing contained in this PARAGRAPH 7 shall require Lender to incur any expense or take any action hereunder.

         Borrower shall not be authorized to enter into any ground lease of the Property (except the lease of individual pad sites at the Property in the ordinary course of business), without

Lender's prior written approval. Borrower shall not, without Lender's prior written consent, modify, amend, surrender or terminate any Lease, which approval shall not be unreasonably withheld or delayed. All Leases of space in the Property shall be on the form of lease previously approved by Lender with tenants and for a use acceptable to Lender. All Leases of space in the Property executed or renewed after the date hereof must be approved by Lender prior to the execution thereof by Borrower. Provided no Event of Default has occurred hereunder, Borrower may, in the ordinary course of business and in accordance with all applicable laws, terminate an individual mobile home pad lease at the Property without Lender's consent if the terms thereof have been breached by the tenant thereunder. Additionally, during an MHC Control Period, the Borrower may terminate leases at the Property without the requirement that the lease be violated provided, (i) the lease termination is made in accordance with good business judgment and in compliance with all applicable laws, ordinances and regulations, (ii) the lease termination does not materially impair the Property,
(iii) no Event of Default has occurred and is continuing, (iv) the lease termination does not impair the Borrower's ability to repay the Loan, (v) the leases sought to be terminated pursuant to this sentence do not exceed 5.0% of the number of pad site leases at the Property, and (vi) if more than five leases are terminated within 90 days pursuant to this sentence at the Property, written notice of such termination is provided to Lender within 15 days from the date of such termination.

         Notwithstanding anything contained herein to the contrary, Borrower may enter into a proposed Lease (including the amendment, renewal or extension of an existing Lease (a "RENEWAL LEASE") without the prior written consent of Lender, provided such proposed Lease or Renewal Lease (i) provides for rental rates and terms comparable to existing local market rates and terms as of the date such Lease or Renewal Lease is executed by Borrower (unless, in the case of a Renewal Lease, the rent payable during such renewal, or a formula or other method to compute such rent, is provided for in the original Lease), (ii) is an arms-length transaction with a bona fide, independent third party tenant (other than any on-site property manager or other employees of the manager of the Property), (iii) is written on the standard form of lease for the Property previously approved by Lender (excluding any oral leases entered into in the ordinary course of business), and (iv) is for the same use as the current use of the Property. Borrower expressly understands that any and all new or proposed leases or Renewal Leases are included in the definition of "LEASE" or "LEASES" as such terms may be used throughout this Mortgage or any of the other Loan Documents.

         8. INSPECTION. Lender and its agents and designees may make or cause to be made reasonable entries upon and inspections of the Property, including for performing any environmental inspections and testing of the Property, and inspections of Borrower's books, records, and contracts at all reasonable times upon reasonable advance notice, which notice may be given in writing or orally. Borrower shall cooperate with Lender and its agents and designees with respect to all such inspections, including any related to the sale or potential sale of all or any portion of the Loan by Lender and any securitization or potential securitization involving the Loan.

         9. BOOKS AND RECORDS. Borrower shall keep and maintain at all times at Borrower's address stated above, or such other place as Lender may approve in writing, complete and accurate books of accounts and records adequate to reflect correctly the results of the operation of the Property and copies of all written contracts, Leases and other instruments affecting the Property.

         10. FINANCIAL STATEMENTS. Borrower shall furnish to Lender, within 30 days after the end of each calendar month until the earlier of (i) the first 12 calendar months following the closing of the loan (the "LOAN") evidenced by the Note, or (ii) the Loan is securitized as described in PARAGRAPH 43 below, monthly operating statements and a rent roll prepared by Borrower in the ordinary course of business each in reasonable detail and dated and certified as true and complete by Borrower or its general partner or chief financial officer. Borrower shall furnish to Lender, within 45 days after the end of each fiscal quarter of the operation of the business of Borrower operating statements and a rent roll prepared by Borrower in the ordinary course of business, each in reasonable detail, prepared in accordance with sound accounting practices (relating to the real estate industry) prepared on a consistent basis and certified as true and complete by Borrower or its general partner, manager, controller or chief financial officer. Borrower shall also furnish to Lender within 120 days after the end of each calendar year of Borrower, financial statements, operating statements and a rent roll prepared by Borrower in the ordinary course of business for the twelve month period ending December 31, each in reasonable detail, prepared on a consistent basis and in accordance with sound accounting practices (relating to the real estate industry) certified as true and complete by Borrower or its general partner, manager/managing member, controller or chief financial officer, as the case may be. Additionally, Borrower shall cause Equity LifeStyle Properties, Inc and Principal to deliver certified financial statements within 120 days after the end of each fiscal year, unless the financial statements of Equity LifeStyle Properties, Inc., and Principal are consolidated, in which case Borrower shall provide the consolidated financial statements. All of the information required by Lender in this paragraph must be in a form acceptable to Lender in its reasonable discretion. If Borrower fails to timely furnish Lender with any of the financial information and reports set forth in this paragraph within the required time periods, Lender shall have the right, upon five (5) business days written notice to Borrower, acting in its sole discretion, to hire a certified public accounting firm acceptable to Lender, to prepare such financial information and reports, on an audited basis. The costs and expenses of such accounting firm shall be paid by Borrower on demand and, to the extent advanced by Lender become, with interest thereon from the date advanced by Lender at the Default Rate, additional Indebtedness of Borrower secured by the Loan Documents.

         11. HAZARDOUS SUBSTANCES. Borrower covenants and agrees that it (a) shall not use, generate, store, or allow to be generated, stored or used, any "HAZARDOUS SUBSTANCES" (hereinafter defined) on the Property, except in the ordinary course of Borrower's business and in accordance with all "ENVIRONMENTAL LAWS" (hereinafter defined), (b) shall at all times maintain the Property in full compliance with all applicable Environmental Laws, including timely remediating the Property if and when required, and (c) shall use commercially reasonable efforts to cause compliance by all tenants and sub-tenants on the Property with Borrower's covenants and agreements contained in this PARAGRAPH
11. Borrower shall promptly notify Lender in writing of (i) any investigation, claim or other proceeding by any party caused or threatened in connection with any Hazardous Substances on the Property, or the failure or alleged failure of the Property to comply with any applicable Environmental Laws, or (ii) Borrower's discovery of any condition on or in the vicinity of the Property to fail to comply with applicable Environmental Laws.

         The term "ENVIRONMENTAL LAWS" shall include any present and future applicable federal, state and/or local law, statute, ordinance, code, rule, regulation, license, authorization, decision, order, injunction or decree and/or other governmental directive or requirement, as well as common law, which pertains or relates to health, safety or the environment (including but not limited to, ground or air or water or noise pollution or contamination, and underground or above ground tanks) and shall include, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended ("RCRA"), and any state or federal lien or superlien or environmental clean-up statutes, and regulations, rules, guidelines, or standards promulgated pursuant thereto all as amended from time to time. The term "HAZARDOUS SUBSTANCES" shall include any substance, whether solid, liquid or gaseous: (i) which is listed, defined or regulated as a "hazardous substance," "hazardous waste" or "solid waste," or otherwise classified as hazardous or toxic, in or pursuant to any Environmental Laws; or (ii) which is or contains asbestos, radon, any polychlorinated biphenyl, urea formaldehyde foam insulation, explosive or radioactive material, lead paint, or motor fuel or other petroleum hydrocarbons; or (iii) which causes or poses a threat to cause a contamination or nuisance on the Property or any adjacent property or a hazard to the environment or to the health or safety of persons on or about the Property.

         12. REPRESENTATIONS AND COVENANTS.

         (a) If Borrower is a corporation, it represents that it is a corporation duly organized, existing and in good standing under the laws of its state of incorporation, that it is duly qualified and in good standing under the laws of the state where the Land is located, and that the execution and delivery of the Loan Documents and the performance of the obligations thereunder are within Borrower's corporate powers, have been duly authorized by all necessary action of its board of directors, and do not contravene the terms of its articles of incorporation or by-laws.

         (b) If Borrower is a general or limited partnership or a limited liability company, it represents that it is duly formed, organized and existing in the state of its formation, that it is qualified to do business under the laws of the state where the Land is located, and that the execution and delivery of the Loan Documents and the performance of the obligations thereunder do not conflict with any provision of Borrower's partnership agreement or operating agreement, as applicable, and all other certificates and agreements governing Borrower, and have been duly authorized by all necessary action of its partners or members.

         (c) Borrower represents that (i) the execution and delivery of the Loan Documents, the payment of the Indebtedness, and the performance of the Obligations do not violate any law or conflict with any agreement by which Borrower is bound, or any court order by which Borrower is bound, (ii) no consent or approval of any governmental authority or any third party is required for the execution or delivery of the Loan Documents, the payment of Indebtedness, and the performance of the Obligations, and (iii) the Loan Documents are valid and binding agreements, enforceable in accordance with their terms.

         (d) Borrower represents that as of the date hereof (i) it is lawfully seized with fee simple title in the estate hereby conveyed; (ii) it has the right to mortgage, convey, assign and grant a first security interest in the Property; (iii) the Property is unencumbered, and Borrower will warrant and defend title to the Property against all claims and demands, subject to easements and restrictions listed in a schedule of exceptions to coverage in the title insurance policy accepted by Lender insuring Lender's interest in the Property; and (iv) it has no operations, assets or activities other than the Property.

         (e) Borrower represents and covenants that except as expressly disclosed in any written materials furnished by Borrower to Lender or as disclosed in any Physical Condition Report or Environmental Report received by Lender in connection with the closing of the Loan, to the best of Borrower's knowledge, information and belief (i) all material permits, licenses, authorizations, approvals, and certificates, including certificates of completion and occupancy permits, required by law, ordinance or regulation have been obtained and are and shall remain in full force and effect; and (ii) Borrower and the use and occupancy of the Land and all improvements thereon are and shall remain in compliance with all laws, regulations, and ordinances, including without limitation, all restrictive covenants of record and zoning and building laws.

         (f) Based upon review of the survey accepted by Lender in connection with the closing of the Loan and to the best of Borrower's knowledge, information and belief, Borrower represents that all of the improvements on the Land lie wholly within the boundaries of and building line restrictions relating to the Land and no improvements located on adjoining lands encroach upon the Land so as to adversely affect the value or marketability of the Property, except those which are insured against by the title insurance policy accepted by Lender insuring Lender's interest in the Property or depicted on the survey accepted by Borrower.

         (g) Borrower represents that the Property is served by public utilities, water and sewer (or septic facilities) and services in the surrounding community, including police and fire protection, public transportation (if any), refuse removal, public education, and enforcement of safety codes which are adequate in relation to the premises and location on which the Property is located (taking into account the Permitted Use of the Property).

         (h) Except as disclosed in any Environmental Report or Property Condition Report accepted by Lender in connection with the closing of the Loan, all liquid and solid waste disposal, septic and sewer systems located on the Property are in good and safe condition and repair and in compliance with all applicable laws.

         (i) To Borrower's knowledge, information and belief upon due inquiry, Borrower represents that the Property has parking and other amenities necessary for the operation of the business currently conducted thereon which are adequate in relation to the premises and location on which the Property is located.

         (j) Borrower represents that the Property is a contiguous parcel and a separate tax parcel(s), and there are no delinquent taxes or other outstanding charges adversely affecting the Property.

         (k) Borrower represents that no action, omission, misrepresentation, negligence, fraud or similar occurrence has taken place on the part of any person that would reasonably be expected to result in the failure or impairment of full and timely coverage under any insurance policies providing coverage for the Property.

         (l) None of Borrower, any Principal, or any other holder of a direct or indirect legal or beneficial interest in Borrower is or will be, held, directly or indirectly, by a "foreign corporation," "foreign partnership," "foreign trust," "foreign estate," "foreign person," "affiliate" of a "foreign person" or a "United States intermediary" of a "foreign person" within the meaning of IRC Sections 897 and 1445, the Foreign Investments in Real Property Tax Act of 1980, the International Investment and Trade in Services Survey Act, the Agricultural Foreign Investment Disclosure Act of 1978, the regulations promulgated pursuant to such acts or any amendments to such acts.

         (m) None of Borrower or any Principal is insolvent, and there has been no (i) assignment made for the benefit of the creditors of any of them, (ii) appointment of a receiver for any of them or for the properties of any of them, or (iii) any bankruptcy, reorganization, or liquidation proceeding instituted by or against any of them.

         (n) All information in the application for the Loan submitted to Lender (the "LOAN APPLICATION") and all financial statements, rent rolls, reports, certificates and other documents submitted by Borrower or Borrower's representatives in connection with the Loan Application or in satisfaction of the terms thereof, are accurate, complete and correct in all material respects. There has been no material adverse change in the representations made or information heretofore supplied by or on behalf of Borrower or any Principal in connection with the Loan or the Loan Application as to Borrower, any Principal, or the Property. There has been no adverse change in any condition, fact, circumstance or event that would make any such representations or information inaccurate, incomplete or otherwise misleading.

         (o) Except as listed on EXHIBIT C hereto, (i) there is no litigation, arbitration, condemnation proceeding or other proceeding or governmental investigation pending or, to Borrower's knowledge, threatened against or relating to Borrower or the Property; and (ii) there is no litigation, arbitration, condemnation proceeding or other proceeding or governmental investigation pending or, to Borrower's knowledge, threatened against or relating to Principal which could have a material adverse impact on Principal's ability to perform its obligations under the Loan Documents.

         (p) The proceeds evidenced by the Note will be used by Borrower solely and exclusively for proper business purposes and will not be used for the purchase or carrying of registered equity securities within the purview and operation of any regulation issued by the Board of Governors of the Federal Reserve System or for the purpose of releasing or retiring any indebtedness which was originally incurred for any such purpose.

         (q) Borrower covenants to obtain and maintain in full force and effect, and abide by and satisfy the material terms and conditions of, all material permits, licenses, registrations and other authorizations with or granted by any governmental authorities that may be required from time to time with respect to the performance of its obligations under this Mortgage.

         (r) Borrower covenants that Lender shall be allowed to advertise in the various news or financial media that Lender has provided the Loan to Borrower, but Borrower shall not do so without Lender's prior written permission, unless disclosure of such information is required by applicable law.

         (s) Borrower represents and covenants that it does not have and will not incur any other indebtedness other than (i) the Indebtedness, and (ii) unsecured trade payables (and not evidenced by a promissory note) related to the ownership and operation of the Property and incurred in the ordinary course of business and which shall not exceed 120 days in duration from the date such trade payables are first incurred by Borrower. Notwithstanding the foregoing the member of the Borrower and its constituent owners (but not the Borrower) shall have the right to enter into unsecured intercompany loans between affiliates in connection with its tax structuring provided, (a) such loans are made by MHC Operating Limited Partnership or a wholly owned subsidiary of MHC Operating Limited Partnership, as lender ("MHC LENDER"), (b) the MHC Lender is prohibited from assigning or transferring such loans and the loan document(s) evidencing such unsecured loans expressly so provide, and (c) copies of such loan documents are provided to Lender within ten (10) days after execution.

         (t) Borrower represents that Borrower and all Principals have filed all federal, state, county, municipal, and city income and other tax returns required to have been filed by them and have paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by them. Neither Borrower nor any Principal knows of any basis for any additional assessment in respect to any such taxes and related liabilities for prior years. Borrower confirms that its federal tax identification number is 20-3796698.

         (u) Borrower covenants that if at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note or this Mortgage, or impose any other tax or charge on the same, Borrower will pay for the same, with interest and penalties thereon, if any.

         (v) As of the date hereof, Borrower represents that Borrower and Principals have no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the Loan Documents.

         Except as otherwise provided herein, each and all of the representations, covenants and obligations of Borrower shall survive the execution and delivery of the Loan Documents and shall continue in full force and effect until the Indebtedness is paid in full.

         13. LEASE ASSIGNMENT. Borrower acknowledges that, concurrently herewith Borrower is delivering to Lender, as additional security for the repayment of the Loan, an Assignment of Leases and Rents (the "ASSIGNMENT") pursuant to which Borrower has assigned to Lender all of Borrower's right, title and interest in the Leases and the Rents and income from the Property. All of the provisions of the Assignment are hereby incorporated herein as if fully set forth at length in the text of this Mortgage. Borrower agrees to abide by all of the provisions of the Assignment.

         14. ESTOPPEL CERTIFICATES.

         (a) Borrower shall, within 10 business days after Lender's request, furnish Lender with a written statement, duly acknowledged, setting forth the sums secured by the Loan Documents and any right of set-off, counterclaim or other defense which exists against such sums and the Obligations.

         (b) If the Property includes commercial property, Borrower shall use reasonable efforts to deliver to Lender upon request, tenant estoppel certificates from each material commercial tenant at the Property in form and substance reasonably satisfactory to Lender provided that Borrower shall not be required to deliver such certificates more frequently than two (2) times in any calendar year.

         15. TRANSFERS OF THE PROPERTY OR OWNERSHIP INTERESTS IN BORROWER; ASSUMPTION; DUE ON SALE/ENCUMBRANCE.

         (a) NO SALE/ENCUMBRANCE. Borrower agrees that Borrower shall not, without the prior written consent of Lender, sell, convey, mortgage, grant, bargain, encumber, pledge, assign, or otherwise transfer the Property or any interest therein any part thereof or permit the Property or any part thereof to be sold, conveyed, mortgaged, granted, bargained, encumbered, pledged, assigned, or otherwise transferred except: (i) pursuant to Leases of space in the Property to tenants in accordance with the provisions of PARAGRAPH 7; (ii) in connection with a condemnation action or other taking; or (iii) the disposal of personalty that is obsolete or no longer used or useful, so long as such personalty is replaced with similar items of comparable value and utility and in which Lender has a first lien and mortgage. In addition, Borrower shall not allow, without the prior written consent of Lender, any pledge of any ownership interests in Borrower.

         (b) SALE/ENCUMBRANCE DEFINED. A sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property within the meaning of this PARAGRAPH 15 shall be deemed to include, but not limited to the following: (i) an installment sales agreement wherein Borrower agrees to sell the Property or any part thereof for a price to be paid in installments; (ii) an agreement by Borrower leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a mortgage in, Borrower's right, title and interest in and to any Leases or any Rents; (iii) a sale or transfer of the ownership interests (including beneficial interests) of any Principal in Borrower that would result in the Principal, MHC Trust or Equity LifeStyle Properties, Inc., owning directly or indirectly less than 25% of the total ownership interests (including beneficial interests) in Borrower; or (iv) a pledge of any of the ownership interests in Borrower.

         (c) ASSUMPTION. Notwithstanding the foregoing provisions of this PARAGRAPH 15, a sale of the Property and assumption of this Loan (hereinafter, an "ASSUMPTION") in its entirety prohibited by the foregoing may be permitted during the term of the Note to any entity, subject to Lender's prior written consent, which shall not be unreasonably withheld or delayed, provided that each of the following terms and conditions are satisfied:

            (i) no Event of Default has occurred and is then continuing hereunder or under any of the Loan Documents;

            (ii) Borrower gives Lender written notice of the terms of such prospective Assumption not less than sixty (60) days before the date on which such Assumption is scheduled to take place and, concurrently therewith, gives Lender all such information concerning the proposed transferee of the Loan (hereinafter, a "TRANSFEREE") as Lender would reasonably require in evaluating an initial extension of credit to a borrower on a non-recourse basis. Lender shall have the right to approve or disapprove the proposed Transferee. In determining whether to give or withhold its approval of the proposed Transferee, Lender shall consider the Transferee's experience in owning and operating a facility similar to the Property, the Transferee's entity structure, the Transferee's financial strength, the Transferee's general business standing and the Transferee's relationships and experience with contractors, vendors, tenants, lenders and other business entities; provided, however, that notwithstanding Lender's agreement to consider the foregoing factors in determining whether to give or withhold such approval, such approval shall be given or withheld based upon what Lender determines to be commercially reasonable and, if given, may be given subject to such conditions as Lender may deem reasonably appropriate, but no such conditions shall result in an increase in the interest rate or monthly payment under the Note or reduce the term thereof;

            (iii) Borrower shall pay Lender (A) in connection with such proposed Assumption, all reasonable out-of-pocket costs and expenses, including, without limitation, reasonable attorneys' fees incurred by Lender and any rating agency approval fees (whether such transfer is approved or rejected), plus (B) concurrently with the closing of such Assumption, a nonrefundable assumption fee in an amount equal to 1% of the then outstanding principal balance of the Note at the time of such Assumption;

            (iv) the Transferee assumes and agrees to pay the Indebtedness and perform the Obligations secured hereby subject to PARAGRAPH 11 of the Note, and prior to or concurrently with the closing of such Assumption, the Transferee executes, without any cost or expense to Lender, such documents and agreements as Lender shall reasonably require to evidence and effectuate said assumption and deliver such legal opinions as Lender may reasonably require;

            (v) Transferee executes, without any cost or expense to Lender, new financing statements or financing statement amendments and any additional documents reasonably requested by Lender;

            (vi) Borrower delivers to Lender, without any cost or expense to Lender, hazard insurance endorsements or certificates and other similar materials as Lender may deem reasonably necessary at the time of the Assumption, all in form and substance satisfactory to Lender, including, without limitation, an endorsement or endorsements to Lender's loan title insurance policy insuring the lien of this Mortgage, extending the effective date of such policy to the date of execution and delivery of the assumption agreement referenced above in SUBPARAGRAPH 15(C)(IV), with no additional exceptions added to such policy, except for items consented to by Lender or permitted under this Mortgage, and insuring that fee simple title to the Property is vested in the Transferee;

            (vii) Borrower executes and delivers to Lender, without any cost or expense to Lender, a release of Lender, its officers, directors, employees and agents, from all claims and liability relating to the transactions evidenced by the other security documents through and including the date of the closing of the Assumption, which agreement shall be in form and substance satisfactory to Lender and shall be binding upon the Transferee;

            (viii) subject to the provisions of PARAGRAPH 11 of the Note, such Assumption is not construed so as to relieve Borrower of any personal liability under the Note or any of the Loan Documents for any act or events occurring or obligations arising prior to or simultaneously with the closing of such Assumption (excluding payment of the principal amount of the Note and interest accrued thereon) and Borrower executes, without any cost or expense to Lender, such documents and agreements as Lender shall reasonably require to evidence and effectuate the ratification of such personal liability;

            (ix) such Assumption is not construed as to relieve any current Guarantors or Indemnitors (as defined in the Loan Documents) of their obligations under any guarantees or indemnity agreements executed in connection with the Note, and each such current Guarantors or Indemnitors execute, without any cost or expense to Lender, such documents and agreements as Lender shall reasonably require to evidence and effectuate the ratification of each such guarantee and indemnity agreement, provided that if the Transferee or a party associated with the Transferee approved by Lender in its reasonable discretion assumes the obligations of the current Guarantors or Indemnitors under their guarantees or indemnity agreements and the Transferee or such party associated with the Transferee if applicable, executes, without any cost or expense to Lender, a new guarantee and/or indemnity agreement in form and substance satisfactory to Lender, then Lender shall release the current Guarantors or Indemnitors from all obligations first arising under their guarantees or indemnity agreements after the closing of such Assumption;

            (x) the Transferee shall finish, if the Transferee is a corporation, partnership or other entity, all appropriate papers evidencing the Transferee's capacity in good standing and the qualification of the signers to execute the assumption of the Obligations, which paper shall include certified copies of all documents relating to the organization and formation of the Transferee and of the entities, if any, which are partners, members or shareholders of the Transferee. The Transferee and such constituent partners, members or shareholders of the Transferee (as the case may be) as Lender shall require, shall be single purpose, bankruptcy remote entities, whose formation documents shall be approved by counsel to Lender;

            (xi) the Transferee shall assume the obligations of Borrower under the management agreements, if any, pertaining to the Property or enter into a new management agreement with a new property manager in form and substance reasonably agreeable to Lender;

            (xii) the Transferee shall furnish an opinion of counsel satisfactory to Lender and its counsel stating that (A) the Transferee's formation documents provide proof for the matters described in SUBPARAGRAPH (X) above, (B) the assets of the Borrower will not be consolidated with the assets of any other entity having an interest in, or affiliation with, the Transferee, in the event of a bankruptcy or insolvency of any such entity but only if required by any rating agency after the securitization of the Loan, (C) the assumption of the Obligations has been duly authorized, executed and delivered and the Loan Documents are valid, binding and enforceable against the Transferee in accordance with their terms, (D) the Transferee and any entity which is a controlling stockholder, general partner or managing member of the Transferee have been duly organized and are in good standing and in existence, and (E) with respect to such other matters as Lender or any applicable rating agency may reasonably request;

            (xiii) if the Loan has previously been securitized pursuant to PARAGRAPH 43 Lender shall have received evidence in writing from the rating agencies to the effect the proposed transfer will not result in a downgrade, qualification, reduction or withdrawal or any rating initially assigned or to be assigned in a Secondary Market Transaction, to the extent such letter is available from the rating agencies. For purposes hereof, a

         "SECONDARY MARKET TRANSACTION" shall be (A) any sale of this Mortgage, Note and Loan Documents to one or more investors as a whole loan; (B) a participation of the Note to one or more investors; (C) any deposit of this Mortgage, Note and Loan Documents with a trust or other entity which may sell certificates or other instruments to investors evidencing an ownership interest in the assets of such trust or other entity, or (D) any other sale or transfer of the Note or any interest therein to one or more investors; and

         (xiv) Reserves required by SECTION 3 have been fully funded.

         (d) LENDER'S RIGHTS. Except as provided in SUBPARAGRAPH 15(C) above, Lender reserves the right to condition the consent required hereunder upon a modification of the terms hereof and on assumption of the Note, this Mortgage and the Loan Documents as so modified by the proposed Transferee, payment of an assumption fee, and all of Lender's expenses incurred in connection with such transfer, the approval by a rating agency of the proposed transferee, the proposed transferee's continued compliance with the covenants set forth in this Mortgage, including, without limitation, the covenants contained in PARAGRAPH 17, or such other conditions as Lender shall determine in its sole discretion to be in the interest of Lender. All of Lender's reasonable out-of-pocket expenses incurred shall be payable by Borrower whether or not Lender consents to the Assumption. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the
Note immediately due and payable upon Borrower's prohibited sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property without Lender's consent. This provision shall apply to every sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property regardless of whether voluntary or not, or whether or not Lender has consented to any previous sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property.

         (e) PERMITTED TRANSFERS OF BENEFICIAL INTERESTS IN BORROWER. Notwithstanding the foregoing, the following transfers will be permitted without Lender's consent, rating agency confirmation or payment of assumption fees: (1) sales, transfers or issuance of interests in MHC Trust or Equity LifeStyle Properties, Inc. (with its successors, "ELS"), provided that ELS is publicly traded on any national stock exchange, (2) direct or indirect transfers of interests in the Borrower among ELS, MHC Trust, Principal and their affiliates,
(3) sales, transfers or issuance of limited partnership interests in Principal, provided that ELS, MHC Trust or Subsidiary (defined below) remains the controlling general partner of Principal, and (4) the merger or consolidation of ELS, MHC Trust or Principal without regard to whether ELS, MHC Trust or Principal is the surviving entity. For purposes hereof, the term Subsidiary shall mean an entity: (i) which is controlled by ELS, (iii) the ownership interests of which are owned 95% by ELS, and (iii) which is the controlling general partner of Principal.

         (f) AFFILIATE TRANSFERS OF UTILITY FACILITIES SERVING PROPERTY. Notwithstanding the foregoing provisions of PARAGRAPH 15, Lender shall not unreasonably withhold consent to a transfer (by deed or ground lease for nominal consideration, but at all times subject to the terms and conditions of this Mortgage and any UCC-1 Financing Statement filed by Lender concerning the Property) of the utility facilities servicing the Property to an Affiliate (as defined in Section 17 below) of Borrower (i) in which ELS owns, directly or indirectly, at least a 70% ownership interest or (ii) in which Principal owns, directly or indirectly, at least a 99% ownership interest (an "AFFILIATE UTILITY TRANSFER" with the transferee being an "AFFILIATE UTILITY TRANSFEREE") provided that, among other things, each of the following conditions are satisfied with respect to each Affiliate Utility Transfer:

            (i) no Event of Default has occurred;

            (ii) the Affiliate Utility Transferee assumes the Indebtedness and all Obligations by Assumption; thereby becoming, on a joint and several basis with Borrower, a co-obligor and co-mortgagee under the Loan,

            (iii) Borrower shall have (a) delivered written notice to Lender of the terms of such Affiliate Utility Transfer not less than sixty (60) days before the date on which such transfer and assumption is scheduled to close and, concurrently therewith, all such information concerning the proposed Affiliate Utility Transferee as Lender shall reasonably require, (b) delivered an ALTA/ASCM Survey to Lender depicting the property sought to be conveyed, leased or transferred concerning the Affiliate Utility Transfer;

            (iv) Borrower shall have paid to Lender all reasonable out-of-pocket costs and expenses, including reasonable attorneys' fees, incurred by Lender in connection with the Affiliate Utility Transfer;

            (v) Borrower and the Affiliate Utility Transferee shall have executed an agreement in form and substance reasonably acceptable to Lender providing for the use by Borrower of all of the utility facilities conveyed to Affiliate Utility Transferee;

            (vi) Borrower shall deliver an attorney opinion letter to Lender in form and substance and issued by counsel reasonably acceptable to Lender providing, among other things, that (a) the Affiliate Utility Transfer complies with all applicable laws, ordinances and regulations including but not limited to any applicable subdivision, zoning, building and utility regulatory laws applicable to the Property, and
         (b) such other matters that Lender shall reasonably require;

            (vii) All remaining terms and conditions of Section 15(c) have been satisfied, except the provisions of 15(c)(iii)(B); and

            (viii) MHC Operating Limited Partnership shall remain as the Principal and shall execute such documents and instruments as requested by Lender to reaffirm its obligations under the Guaranty and Hazardous Substance Indemnification Agreement executed simultaneously herewith; and

            (ix) During all times that any portion of the Indebtedness remains outstanding, the utility facilities permitted to be transferred hereunder shall be owned by the title owner of the Property or an Affiliate Utility Transferee.

         Nothing herein shall be construed to release the Borrower from any term, condition or provision of the Loan Documents upon an Affiliate Utility Transfer.

         (g) RECIPROCAL EASEMENT AGREEMENTS. Lender shall not unreasonably withhold its consent to Borrower entering into a Reciprocal Easement Agreement ("REA") with an Affiliate

(defined in Section 17 below) owning property adjacent to the Property with respect to the use of certain common amenities and facilities at the Property, provided that (A) any such REA would not (i) have a material adverse affect on the Property or the Borrower, (ii) impose any material obligations on the Borrower, (B) the terms of any such REA provide that Borrower shall be paid fair market value for the use of such amenities and/or facilities under such REA, (C) sufficient utilities, facilities and other amenities shall continue to be available to and serve the Property, and (D) Borrower pays all reasonable costs and expenses incurred by Lender in reviewing such REA including but not limited to reasonable attorneys fees.

         (h) MINOR EASEMENTS. Notwithstanding the foregoing provisions of this
SECTION 15, Lender shall not unreasonably withhold its consent to, (a) the grant of a utility easement serving the Property to a publicly operated utility or cable television company, or (b) the grant of an easement related to expansion or widening of roadways, provided that such easement is in form and substance reasonably acceptable to Lender and doesn't materially and adversely affect the access, use, value or marketability of the Property or adversely affect Borrower's ability to pay the Indebtedness as it comes due, (collectively, "MINOR EASEMENTS") provided all of the following conditions are satisfied: (i) at least thirty (30) days prior to the grant of a Minor Easement, Borrower causes to be submitted to Lender all information required by Lender to evaluate the Minor Easement including a copy thereof and a survey of the Minor Easement,
(ii) no Event of Default has occurred hereunder, (iii) Borrower pays to Lender, on demand, all reasonable out-of-pocket costs and expenses (including reasonable attorney's fees) incurred by Lender in connection with reviewing Borrower's request, (iv) the granting of the Minor Easement does not materially adversely affect Borrower's access to the Property or the use of any easements or amenities which benefit the Property; (v) the granting of such easement or sale does not result in the loss of the use of any units, parking or amenities at the Property; and (vi) no consideration is paid to Borrower or any Affiliate concerning the granting of the Minor Easement. Borrower shall be responsible for preparing all such documents and shall pay within ten (10) days from demand any reasonable, out-of-pocket costs incurred by Lender in its review, such expenses not to exceed $2,500.

         16. NO ADDITIONAL LIENS. Borrower covenants not to execute any mortgage, security agreement, assignment of leases and rents or other agreement granting a lien (except the liens granted to Lender by the Loan Documents) or, except as set forth in PARAGRAPH 2 above, take or fail to take any other action which would result in a lien against the interest of Borrower in the Property without the prior written consent of Lender.

         17. SINGLE ASSET ENTITY. Borrower shall not hold or acquire, directly or indirectly, any ownership interest (legal or equitable) in any real or personal property other than the Property, or become a shareholder of or a member or partner in any entity which acquires any property other than the Property, until such time as the Indebtedness has been fully repaid and all Obligations are satisfied. Borrower's articles of incorporation, partnership agreement or operating agreement, as applicable, limit its purpose to the acquisition, operation, financing and disposition of the Property, and such purposes shall not be amended without the prior written consent of Lender. Borrower covenants:

         (a) To maintain its assets, accounts, books, records, financial statements, stationery, invoices, and checks separate from and not commingled with any of those of any other person or entity except that Borrower's financial position and operating results may be included in the consolidated financial statements of an Affiliate (defined below), provided that such consolidated financial statements indicate that Borrower is a separate legal entity and that it maintains separate books and records;

         (b) To conduct its own business in its own name, pay its own liabilities out of its own funds (including paying salaries of its own employees), allocate fairly and reasonably any overhead for shared employees and office space, and to maintain an arm's length relationship with its affiliates;

         (c) Not incur any indebtedness, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than (i) the Loan, and (ii) unsecured trade payables (and not evidenced by a promissory note) related to the ownership and operation of the Property and incurred in the ordinary course of business and which shall not exceed at any time three percent (3%) of the outstanding principal amount of the Indebtedness and which shall not exceed 120 days in duration from the date such trade payables are first incurred by the Company. Notwithstanding the foregoing the Principal and its constituent owners (but not the Borrower) shall have the right to enter into unsecured intercompany loans between Affiliates in connection with its tax structuring provided, (a) such loans are made by the MHC Lender, (b) the MHC Lender is prohibited from assigning or transferring such loans and the loan document(s) evidencing such unsecured loans expressly so provide, and (c) copies of such loan documents are provided to Lender within ten (10) days after execution.

         (d) To hold itself out as a separate entity, correct any known misunderstanding regarding its separate identity, and observe all organizational formalities;

         (e) Not to guarantee or become obligated for the debts of any other entity or person or hold out its credits as being available to satisfy the obligations of others, including not acquiring obligations or securities of its partners, members or shareholders;

         (f) Not to pledge its assets for the benefit of any other entity or person or make any loans or advances to any person or entity;

         (g) Not to enter into any contract or agreement with any Principal or any party which is directly or indirectly controlling, controlled by or under common control with Borrower or Principal (an "AFFILIATE"), except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any Principal or Affiliate;

         (h) Borrower will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and maintain a sufficient number of employees in light of its contemplated business operations;

         (i) Neither Borrower nor any constituent party of Borrower will seek the dissolution or winding up, in whole or in part, of Borrower, nor will Borrower merge with or be consolidated into any other entity;

         (j) Borrower has and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any constituent party of Borrower, Affiliate, Guarantor or any other person; and

         (k) Borrower does not own any asset, conduct any business or operate or engage in any business or activity other than ownership and operation of the Property. Borrower has no debts or existing obligations other than normal accounts payable in the ordinary course of business, this Mortgage, and the Loan it secures. Any other indebtedness or other obligation of Borrower has been paid in full prior to or through application of proceeds from the funding of the Loan.

         Borrower agrees that its Controlling Entity (defined below) shall also be subject to all of the requirements contained in this Section, except that its organizational documents shall prohibit it from engaging in any business or activity other than the operation and maintenance of the Property, and activities incidental thereto, or acquiring or owning any material assets other than its interest in Borrower. The term "CONTROLLING ENTITY" shall mean any managing member, general partner or similar controlling entity in Borrower, but shall not mean the sole member of a Delaware single member limited liability company.

         18. BORROWER AND LIEN NOT RELEASED. Without affecting the liability of Borrower or any other person liable for the payment of the Indebtedness, and without affecting the lien or charge of this Mortgage as security for the payment of the Indebtedness, Lender may, from time to time and without notice to any junior lien holder or holder of any right or other interest in and to the
Property: (a) release any person so liable, (b) waive or modify any provision of this Mortgage or the other Loan Documents or grant other indulgences, (c) release all or any part of the Property, (d) take additional security for any obligation herein mentioned, (e) subordinate the lien or charge of this Mortgage, (f) consent to the granting of any easement, or (g) consent to any map or plan of the Property.

         19. UNIFORM COMMERCIAL CODE SECURITY AGREEMENT AND FIXTURE FILING. This Mortgage shall constitute a security agreement and fixture filing pursuant to the Uniform Commercial Code in effect from time to time for any of the items specified herein as part of the Property which, under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code (collectively, the "COLLATERAL"), and Borrower hereby grants Lender a security interest in the Collateral. Any reproduction of this Mortgage or of any other security agreement or financing statement shall be sufficient as a financing statement. In addition, Borrower agrees to execute and deliver to Lender any financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this Mortgage in such form as Lender may require to perfect a security interest with respect to said items. Borrower shall pay all costs of filing such financing statements and any extensions, renewals, amendments and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements Lender may reasonably require. Borrower shall, at Lender's request, at any time and from time to time, execute and deliver to Lender such financing statements, amendments and other documents and do such acts as Lender deems necessary in order to establish and maintain valid, attached and perfected first security interests in the Collateral in favor of Lender, free and clear of all liens, claims and rights of third parties whatsoever. Borrower hereby irrevocably authorizes Lender at any time, and from time to time, to execute and file in any jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of the Borrower or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the jurisdiction wherein such financing statement or amendment is filed, or (ii) as being of an equal or lesser scope or within greater detail, and (b) contain any other information required by Section 5 of Article 9 of the Uniform Commercial Code of the jurisdiction wherein such financing statement or amendment is filed regarding the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Borrower is an organization, the type of organization and any organization identification number issued to the Borrower, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Borrower agrees to furnish any such information to Lender promptly upon request. Borrower further ratifies and affirms its authorization for any financing statements and/or amendments thereto, executed and filed by Lender in any jurisdiction prior to the date of this Mortgage. If an Event of Default shall occur which has been cured to the written satisfaction of Lender, Lender, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including without limitation, the right to take possession of the Collateral or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Lender, Borrower shall, at its expense, assemble the Collateral and make it available to Lender at a convenient place acceptable to Lender. Borrower shall pay to Lender on demand any and all expenses, including legal expenses and attorneys' fees, incurred or paid by Lender in protecting the interest in the Collateral and in enforcing the rights hereunder with respect to the Collateral. Any notice of sale, disposition or other intended action by Lender, with respect to the Collateral, sent to Borrower in accordance with the provisions hereof at least ten (10) days prior to such action, shall constitute commercially reasonable notice to Borrower. Capitalized words and phrases used herein in this PARAGRAPH 19 and not otherwise defined herein shall have the respective meanings assigned to such terms in either: (i) Article 9 of the Uniform Commercial Code as in force in the State of Florida at the time the financing statement was filed by Lender, or (ii) Article 9 as in force at any relevant time in the State of Florida, the meaning to be ascribed thereto with respect to any particular item of property shall be that under the more encompassing of the two definitions.

         FOR PURPOSES OF THE UNIFORM COMMERCIAL CODE THE FOLLOWING INFORMATION IS FURNISHED:

         a. The name and address of the record owner of the real estate described in this instrument is:

                 MHC Eldorado Village, LLC, a Delaware limited liability company c/o Equity LifeStyle Properties, Inc.
                 Two North Riverside Plaza, Suite 800
                 Chicago, Illinois 60606

        b. The name and address of the debtor (Mortgagor) is:

                 MHC Eldorado Village, LLC, a Delaware limited liability company c/o Equity LifeStyle Properties, Inc.
                 Two North Riverside Plaza, Suite 800
                 Chicago, Illinois 60606

         c. The name and address of the secured party (Mortgagee) is:

                  Bank of America, N.A.
                  214 North Tryon Street
                  Charlotte, North Carolina 28255

         d. Information concerning the security interest evidenced by this instrument maybe obtained from the secured party at its address above.

         e. This document covers assets and personal property which are or are to become fixtures.

         20. EVENTS OF DEFAULT; ACCELERATION OF INDEBTEDNESS; REMEDIES. The occurrence of any one or more of the following events shall constitute an "EVENT OF DEFAULT" under this Mortgage:

         (a) failure of Borrower to pay, within 5 days of the due date, any of the Indebtedness, including any payment due under the Note; or

         (b) failure of Borrower to strictly comply with PARAGRAPHS 15, 16 and 17 of this Mortgage and such breach is not cured within ten (10) days of the occurrence thereof; or

         (c) failure of Borrower, within 10 days after notice and demand to satisfy each and every obligation contained in SECTIONS 10 and 11 of this Mortgage; or

         (d) a petition under any Chapter of Title 11 of the United States Code or any similar law or regulation is filed by or against Borrower or any Principal (and in the case of an involuntary petition in bankruptcy, such petition is not discharged within 60 days of its filing), or a custodian, receiver or trustee for any of the Property is appointed, or Borrower or any Principal makes an assignment for the benefit of creditors, or any of them are adjudged insolvent by any state or federal court of competent jurisdiction, or an attachment or execution is levied against any of the Property; or

         (e) the occurrence of an "EVENT OF DEFAULT" under and as defined in any other Loan Document; or

         (f) Borrower is in default in the payment of any indebtedness (other than the Indebtedness) and such default is declared and is not cured within the time, if any, specified therefor in any agreement governing the same; or

         (g) any statement, report or certificate made or delivered to Lender by Borrower or any Principal is not materially true and complete, or any representation or warranty made or delivered to Lender by Borrower or any Principal is not materially true and correct; or

         (h) seizure or forfeiture of the Property, or any portion thereof, or Borrower's interest therein, resulting from criminal wrongdoing or other unlawful action of Borrower, its affiliates, or any tenant in the Property under any federal, state or local law; or

         (i) failure of Borrower, within 30 days after notice and demand, to satisfy each and every Obligation, other than those set forth in the subparagraphs above; provided, however, if such failure to satisfy such Obligation cannot by its nature be cured within 30 days, and if

Borrower commences to cure such failure promptly after written notice thereof and thereafter diligently pursues the curing thereof (and then in all events cures such failure within 90 days after the original notice thereof), Borrower shall not be in default hereunder during such period of diligent curing.

         Upon the occurrence of an Event of Default, the Indebtedness, at the option of the Lender, shall become immediately due and payable without notice to Borrower; and Lender shall be entitled to immediately exercise and pursue any or all of the rights and remedies contained in this Mortgage and any other Loan Document or otherwise available at law or in equity. Each remedy provided in the Loan Documents is distinct and cumulative to all other rights or remedies under the Loan Documents or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever.

         21. ENTRY; FORECLOSURE; REMEDIES.

         (a) Upon the occurrence of any Event of Default, Lender may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Property, including, without limitation, the following actions:

            (i) declare the entire Indebtedness to be immediately due and payable;

            (ii) institute an action to foreclose this Mortgage as to the total amount declared due and payable by Lender, together with all of the costs, expenses and disbursements of Lender, including, without limitation, a reasonable fee for Lender's attorneys at all trial and appellate levels, as hereinafter set forth. The Property may be sold in one parcel, several parcels or groups of parcels, and Lender shall be entitled to bid at the sale and, if Lender is the highest bidder for the Property or any part or parts thereof, Lender shall be entitled to purchase the same. Lender shall have the right, after paying or accounting for all costs of said sale or sales, to credit the amount of the bid at the foreclosure sale upon the amount of the Indebtedness (in the order of priority set forth below) in lieu of cash payment. In case of a foreclosure and sale of the Property and of the application of the proceeds of said sale to the Indebtedness hereby secured, the Lender shall be entitled to enforce payment of and to receive all amounts then remaining due and unpaid upon the Indebtedness from any and all security for said amounts and from any and all persons or entities (including the Borrower) under any agreement, guaranty or collateral undertaking to pay any portion of said amount. The proceeds of any foreclosure sale of the Property, as well as any and all Leases and Rents realized therefrom, shall be distributed and applied in the following order of priority to the extent of the funds available therefrom:

                 1. First, to the payment of all costs and expenses of taking possession of the Property and of holding, using, leasing, repairing, improving and selling the same, including, without limitation, reasonable attorneys', accountants' receivers' and brokers' fees, all taxes, insurance premiums and other charges and all liens, security interests and other rights and interests equal or superior to the lien and security interest of this Mortgage;

                 2. Second, to the payment of all Late Charges (as defined in the Note) and accrued but unpaid interest on the Note;

                 3. Third, to the payment of the outstanding principal balance of the Note; and

                 4. Fourth, to the Borrower.

         Upon any such foreclosure sale pursuant to judicial proceedings, the Lender may bid for and purchase the Property and, upon compliance with the terms of said sale, may hold, retain and possess and dispose of the Property in its own absolute right without further accountability to the Borrower.

         In any civil action to foreclose the lien hereof, there shall be allowed and included as part of the Indebtedness in the order of judgment for foreclosure and sale all expenditures and expenses which may be paid or incurred by or on behalf of the Lender for (without limitation) reasonable attorneys' fees, appraisers' fees, outlays for documentary and expert evidence, stenographers' charges, publication costs, and costs (which may be estimated as to items to be expended after entry of said order or judgment) of procuring all such abstracts of title, title searches and examinations, title insurance policies and similar data and insurance with respect to the title as the Lender may deem reasonably necessary either to prosecute such civil action or to evidence to bidders at any sale which may be had pursuant to such order or judgment the true condition of the title to, or the value of, the Property.

            (iii) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Mortgage for the portion of the Indebtedness then due and payable, subject to the continuing lien of this Mortgage for the balance of the Indebtedness not then due;

            (iv) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note or the Loan Documents;

            (v) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Mortgage;

            (vi) apply for the appointment of a trustee, receiver, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Indebtedness or the solvency of Borrower, any Guarantor or of any person, firm or other entity liable for the payment of the Indebtedness;

            (vii) enforce Lender's interest in the Leases and Rents and enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, and thereupon Lender may: (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (B) complete any construction on the Property in such manner and form as Lender deems advisable; (C) make alterations, additions, renewals, replacements and improvements to or on the Property; (D) exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all earnings, revenues, rents, issues, profits and other income of the Property and every part thereof; and (B) apply the receipts from the Property to the payment of the Indebtedness, after deducting therefrom all expenses (including reasonable attorney fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the taxes, assessments, insurance premiums and other charges in connection with the Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees; or

            (viii) pursue such other rights and remedies as may then be available at law and in equity. To the extent permitted presently or in the future by laws of the State in which the Land and Improvements are located, Lender may institute a proceeding or proceedings, judicial, or nonjudicial, by advertisement or otherwise, for the complete or partial foreclosure of this Mortgage or the complete or partial sale of the Property under a power of sale which power is hereby granted to Lender.

         In the event of a sale, by foreclosure or otherwise, of less than all of the Property, this Mortgage shall continue as a lien on the remaining portion of the Property.

         (b) No recovery of any judgment by Lender and no levy of an execution under any judgment upon the Property or upon any other property of Borrower shall affect in any manner or to any extent the lien of this Mortgage upon the Property or any part thereof, or any liens, rights, powers or remedies of Lender hereunder, but such liens, rights, powers and remedies of Lender shall continue unimpaired as before.

         (c) In the event the Note is placed in the hands of an attorney for collection (whether suit be brought or not), or in case Lender shall become a party, either as plaintiff or as defendant, in any suit or legal proceeding in relation to the Property or the liens created in this Mortgage or the other Loan Documents, or for the recovery or protection of the Indebtedness, Borrower and any successor in title to the Property shall repay on demand all costs and expenses incurred by Lender arising therefrom, including reasonable attorneys' and paralegals' fees (whether incurred on the trial or at any appellate level), with interest on such costs and expenses at the Default Rate until paid, together with all costs and expenses, including attorneys' and paralegals' fees, incurred by Lender in connection with any bankruptcy proceeding involving any person liable under or on account of the Note, or any person who might now have or hereafter acquire a record interest or other interest in the Property, whether or not there exists any default hereunder, including, by way of example but not by way of limitation, all costs and expenses, including reasonable attorneys' and paralegals' fees, incurred in connection with motions for relief from the automatic stay and adequate protection, proofs of claim and objections thereto, motions to dismiss or convert bankruptcy cases, approval of disclosure statements and any objections thereto, confirmation of plans of reorganization and any objections thereto, litigation involving preference and other avoidance powers, motions to value collateral, objections to the sale or use of collateral, and any and all other matters pertaining to any bankruptcy cases affecting the Property, this Note, this Mortgage or any other Loan Documents, or the enforcement of any of the same, together with interest on such costs and expenses at the Default Rate until paid.

         (d) Lender may release, regardless of consideration and without the necessity for any notice to or a consent by any person or entity, any part of the Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interests created in or evidenced by this Mortgage or the other Loan Documents or their stature as a first and prior liens and security interests in and to the Property. For payment of the Indebtedness, Lender may resort to any security in such order and manner as Lender may elect.

         (e) Lender shall have all rights, remedies and recourses granted in this Mortgage and the other Loan Documents or available at law or equity (including the Uniform Commercial Code), which rights: (i) shall be cumulative and concurrent; (ii) may be pursued separately, successively or concurrently against Borrower or others obligated under the Note, this Mortgage and the other Loan Documents, or against the Property, or against any one or more of them, at the sole discretion of Lender; (iii) may be exercised as often as occasion therefore shall arise and exercise or failure to exercise any of them shall not be construed as a waiver or release thereof or of any other right, remedy or recourse; and (iv) are intended to be, and shall be, nonexclusive. No enforcement of any rights, remedies or recourse under the Note, this Mortgage and the other Loan Documents or otherwise at law or equity shall be deemed to cure any Event of Default. The remedies provided for in this Mortgage may be exercised in any order.

         22. EXPENDITURES AND EXPENSES. Borrower acknowledges and confirms that Lender may impose certain reasonable administrative processing and/or commitment fees in connection with (a) the extension, renewal, modification, amendment and termination of its loans, (b) the release or substitution of collateral therefor, (c) obtaining certain consents, waivers and approvals with respect to the Property, or (d) the review of any Lease or proposed Lease or the preparation or review of any subordination, non-disturbance and attornment agreement. In addition, in any civil action to foreclose the lien hereof or otherwise enforce Lender's rights, there shall be allowed and included as additional Indebtedness in the order or judgment for foreclosure and sale or other order all expenditures and expenses which may be paid or incurred by or on behalf of Lender including reasonable attorneys' fees, costs and expenses, receiver's fees, costs and expenses, appraiser's fees, engineers' fees, outlays for documentary and expert evidence, stenographers' charges, publication costs, and costs (which may be estimates as to items to be expended after entry of said order or judgment) of procuring all such abstracts of title, title searches and examination, title insurance policies, torrens' certificates and similar data and assurances with respect to the title as Lender may deem reasonably necessary either to prosecute such civil action or to evidence to bidders at any sale which may be had pursuant to such order or judgment the true condition of the title to, or the value of, the Property (all said expenditures and expenses are hereinafter collectively referred to as the "REIMBURSABLE EXPENSES"). All Reimbursable Expenses, and such reasonable costs, expenses and fees as may be incurred by Lender at any time or times hereafter in the protection of the Property, in enforcing the Obligations, and/or the maintenance of the lien established by any of the Loan Documents, including accountants' and reasonable attorneys' fees, costs and expenses in any advice, litigation, or proceeding affecting the Loan Documents or the Property, whether instituted by Lender, Borrower or any other party, or in preparation for the commencement or defense of any (action or proceeding or threatened action or proceeding, shall be immediately due and payable to Lender by Borrower, with interest thereon at the Default Rate set forth in the Note, and shall be secured by the Loan Documents. In addition, Borrower shall be liable for the payment of all commissions and brokerage fees relating to the Loan.

         23. APPLICATION OF PROCEEDS OF FORECLOSURE SALE. The proceeds of any foreclosure sale of the Property shall be distributed and applied in the order of priority set forth in the Note with the excess, if any, being applied to any parties entitled thereto as their rights may appear.

         24. APPOINTMENT OF RECEIVER OR MORTGAGEE IN POSSESSION. If an Event of Default is continuing or if Lender shall have accelerated the Indebtedness, Lender, upon application to a court of competent jurisdiction, shall be entitled as a matter of strict right (but only as permitted by applicable law), without notice, and without regard to the occupancy or value of any security for the Indebtedness, without any showing of fraud or mismanagement on the part of Borrower or the insolvency of any party bound for its payment, to the appointment of a receiver or the immediate appointment of Lender to take possession of and to operate the Property, and to collect and apply the rents, issues, profits and revenues thereof.

         25. FORBEARANCE BY LENDER NOT A WAIVER. Any forbearance by Lender in exercising any right or remedy under any of the Loan Documents, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. Lender's acceptance of payment of any sum secured by any of the Loan Documents after the due date of such payment shall not be a waiver of Lender's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment. The procurement of insurance or the payment of taxes or other liens or charges by Lender shall not be a waiver of Lender's right to accelerate the maturity of the Indebtedness, nor shall Lender's receipt of any awards, proceeds or damages under PARAGRAPH 5 hereof operate to cure or waive Borrower's default in payment or sums secured by any of the Loan Documents. With respect to all Loan Documents, only waivers made in writing by Lender shall be effective against Lender.

         26. WAIVER OF STATUTE OF LIMITATIONS. Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien created by any of the Loan Documents or to any action brought to enforce the Note or any other obligation secured by any of the Loan Documents.

         27. WAIVER OF HOMESTEAD AND REDEMPTION. Borrower hereby waives all rights of homestead exemption in the Property. Borrower hereby waives all right of redemption on behalf of Borrower and on behalf of all other persons acquiring any interest or title in the Property subsequent to the date of this Mortgage, except decree or judgment creditors of Borrower.

         28. JURY TRIAL WAIVER. BORROWER AND LENDER BY THEIR ACCEPTANCE OF THIS MORTGAGE, EACH HEREBY WAIVES, TO THE FULLEST EXTENT PROVIDED BY APPLICABLE LAW, ITS RESPECTIVE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THE LOAN DOCUMENTS AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY BORROWER AND BY LENDER, AND BORROWER ACKNOWLEDGES THAT NEITHER LENDER NOR ANY PERSON ACTING ON BEHALF OF LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. BORROWER AND LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT BORROWER

AND LENDER HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THE LOAN DOCUMENTS AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER AND LENDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THE LOAN DOCUMENTS AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

         29. INDEMNIFICATION. IN ADDITION TO ANY OTHER INDEMNIFICATIONS PROVIDED IN ANY OF THE OTHER LOAN DOCUMENTS, BORROWER SHALL, AT ITS SOLE COST AND EXPENSE, PROTECT, DEFEND, INDEMNIFY, RELEASE AND SAVE HARMLESS LENDER OR ANY PERSON OR ENTITY WHO IS OR WILL HAVE BEEN INVOLVED IN THE SERVICING OF THIS LOAN, AS WELL AS THE RESPECTIVE AFFILIATES, SUBSIDIARIES, PERSONS CONTROLLING OR UNDER COMMON CONTROL, DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, PARTNERS, EMPLOYEES, AGENTS, SERVANTS, REPRESENTATIVES, CONTRACTORS, SUBCONTRACTORS, PARTICIPANTS, SUCCESSORS AND ASSIGNS OF ANY AND ALL OF THE FOREGOING (COLLECTIVELY, THE "INDEMNIFIED PARTIES") FROM AND AGAINST ALL LIABILITIES, OBLIGATIONS, CLAIMS, DEMANDS, DAMAGES, PENALTIES, CAUSES OF ACTION, LOSSES, FINES, COSTS AND EXPENSES (INCLUDING WITHOUT LIMITATION REASONABLE ATTORNEYS' FEES AND EXPENSES), IMPOSED UPON OR INCURRED BY OR ASSERTED AGAINST ANY OF THE INDEMNIFIED PARTIES AND DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY RELATING TO ANY ONE OR MORE OF THE FOLLOWING: (A) OWNERSHIP OF THIS MORTGAGE, THE PROPERTY OR ANY INTEREST THEREIN OR RECEIPT OF ANY RENTS; (B) ANY AMENDMENT TO, OR RESTRUCTURING OF, THE INDEBTEDNESS, THE NOTE, THIS MORTGAGE OR ANY OTHER LOAN DOCUMENTS; (C) ANY AND ALL LAWFUL ACTION THAT MAY BE TAKEN BY LENDER IN CONNECTION WITH THE ENFORCEMENT OF THE PROVISIONS OF THIS MORTGAGE OR THE NOTE OR ANY OTHER LOAN DOCUMENTS, WHETHER OR NOT SUIT IS FILED IN CONNECTION WITH SAME, OR IN CONNECTION WITH BORROWER OR ANY PRINCIPAL BECOMING A PARTY TO A VOLUNTARY OR INVOLUNTARY FEDERAL OR STATE BANKRUPTCY, INSOLVENCY OR SIMILAR PROCEEDING; (D) ANY ACCIDENT, INJURY TO OR DEATH OF PERSONS OR LOSS OF OR DAMAGE TO PROPERTY OCCURRING IN, ON OR ABOUT THE PROPERTY OR ANY PART THEREOF OR ON THE ADJOINING SIDEWALKS, CURBS, ADJACENT PROPERTY OR ADJACENT PARKING AREAS, STREETS OR WAYS; (E) ANY FAILURE ON THE PART OF BORROWER TO PERFORM OR COMPLY WITH ANY OF THE TERMS OF THIS MORTGAGE; (F) PERFORMANCE OF ANY LABOR OR SERVICES OR THE FURNISHING OF ANY MATERIALS OR OTHER PROPERTY IN RESPECT OF THE PROPERTY OR ANY PART THEREOF; (G) ANY FAILURE OF THE PROPERTY TO COMPLY WITH ANY LAWS OR ORDINANCES AFFECTING OR WHICH MAY BE INTERPRETED TO AFFECT THE PROPERTY; OR (H) ANY REPRESENTATION OR WARRANTY MADE IN THE NOTE, THIS MORTGAGE OR THE OTHER LOAN DOCUMENTS BEING FALSE OR MISLEADING IN ANY MATERIAL RESPECT AS OF THE DATE SUCH REPRESENTATION OR WARRANTY WAS MADE. THE

OBLIGATIONS AND LIABILITIES OF BORROWER UNDER THIS PARAGRAPH 29 (A) SHALL SURVIVE FOR A PERIOD OF ONE (1) YEAR FOLLOWING ANY RELEASE OF THIS MORTGAGE EXECUTED BY LENDER AND SATISFACTION OF THE LOAN EVIDENCED BY THE LOAN DOCUMENTS, AND (B) SHALL SURVIVE THE TRANSFER OR ASSIGNMENT OF THIS MORTGAGE, THE ENTRY OF A JUDGMENT OF FORECLOSURE, SALE OF THE PROPERTY BY NONJUDICIAL FORECLOSURE SALE, OR DELIVERY OF A DEED IN LIEU OF FORECLOSURE (INCLUDING, WITHOUT LIMITATION, ANY TRANSFER BY BORROWER OF ANY OF ITS RIGHTS, TITLE AND INTEREST IN AND TO THE PROPERTY TO ANY PARTY, WHETHER OR NOT AFFILIATED WITH BORROWER); PROVIDED, HOWEVER, THAT ANY ACT OR OMISSION PURSUANT TO SUBSECTIONS (A) THROUGH (H) ABOVE WAS TAKEN OR OCCURRED PRIOR TO THE PAYMENT IN FULL OF THE INDEBTEDNESS. THE FOREGOING INDEMNIFICATION SHALL NOT APPLY TO CLAIMS ARISING SOLELY AND DIRECTLY FROM THE GROSS NEGLIGENCE AND INTENTIONAL MISCONDUCT OF LENDER.

         30. DUTY TO DEFEND. UPON WRITTEN REQUEST BY AN INDEMNIFIED PARTY, BORROWER SHALL DEFEND SUCH INDEMNIFIED PARTY (IF REQUESTED BY AN INDEMNIFIED PARTY, IN THE NAME OF THE INDEMNIFIED PARTY) BY ATTORNEYS AND OTHER PROFESSIONALS REASONABLY APPROVED BY THE INDEMNIFIED PARTIES. NOTWITHSTANDING THE FOREGOING, ANY INDEMNIFIED PARTIES MAY, IN THEIR SOLE AND ABSOLUTE DISCRETION, ENGAGE THEIR OWN ATTORNEYS AND OTHER PROFESSIONALS TO DEFEND OR ASSIST THEM, AND, AT THE OPTION OF THE INDEMNIFIED PARTIES, THEIR ATTORNEYS SHALL CONTROL THE RESOLUTION OF THE CLAIM OR PROCEEDING TO THE EXTENT IT MAY IMPACT LENDER. UPON DEMAND, BORROWER SHALL PAY OR, IN THE SOLE AND ABSOLUTE DISCRETION OF THE INDEMNIFIED PARTIES AS IT MAY IMPACT LENDER, REIMBURSE, THE INDEMNIFIED PARTIES FOR THE PAYMENT OF REASONABLE FEES AND DISBURSEMENTS OF ATTORNEYS, ENGINEERS, AND OTHER PROFESSIONALS IN CONNECTION THEREWITH. ANY AMOUNTS PAYABLE TO ANY OF THE INDEMNIFIED PARTIES BY REASON OF THE APPLICATION OF PARAGRAPH 29 OR THIS PARAGRAPH SHALL BE SECURED BY THIS MORTGAGE AND SHALL BECOME IMMEDIATELY DUE AND PAYABLE AND SHALL BEAR INTEREST AT THE DEFAULT RATE SPECIFIED IN THE NOTE FROM THE DATE LOSS OR DAMAGE IS SUSTAINED BY ANY OF THE INDEMNIFIED PARTIES UNTIL PAID.

         31. ERISA. Borrower covenants and agrees that during the term of the Loan, (a) Borrower will take no action that would cause it to (i) become an "employee benefit plan" or (ii) otherwise be considered "plan assets" as defined in 29 C.F.R. Section 2510.3-101, or "assets of a governmental plan" subject to regulation under the state statutes, and (b) Borrower will not sell, assign or transfer the Property, or any portion thereof or interest therein, to any transferee that does not execute and deliver to Lender its written assumption of the obligations of this covenant. Borrower further covenants and agrees to protect, defend, indemnify and hold Lender harmless from and against all loss, cost, damage and expense (including without limitation, all attorneys' fees and excise taxes, costs of correcting any prohibited transaction or obtaining an appropriate exemption) that Lender may incur as a result of Borrower's breach of this covenant. This covenant and indemnity shall survive the extinguishment of the lien of this Mortgage by foreclosure or action in lieu thereof; furthermore, the foregoing indemnity shall supersede any limitations on Borrower's liability under any of the Loan Documents.

         32. NO ORAL CHANGE. This Mortgage may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         33. NOTICE. Except for any notice required under applicable law to be given in another manner, (a) any notice to Borrower provided for in the Loan Documents shall be given by personal delivery or by mailing such notice by Federal Express or any other nationally recognized overnight carrier addressed to Borrower at Borrower's address stated above or at such other address as Borrower may designate by notice to Lender as provided herein, and (b) any notice to Lender shall be given personally or by Federal Express or any other nationally recognized overnight carrier to Lender's address stated below or to such other address as Lender may designate by notice to Borrower as provided herein. Any notice provided for in the Loan Documents shall be deemed to have been given to Borrower or Lender on the first business day following such mailing in the manner designated herein.

         Notices to Lender shall be sent to:

                  Bank of America, N.A.
                  Capital Markets Servicing Group
                  900 West Trade Street, Suite 650
                  NC1-026-06-01
                  Charlotte, North Carolina 28255
                  Attention:  Servicing Manager
                  Telephone No:  (866) 531-0957

         With a copy to:

                  Alston & Bird LLP
                  90 Park Avenue
                  New York, New York 10016
                  Attention: Meryl P. Diamond, Esq.
                  Telephone No: (212) 210-9579

         34. SUCCESSORS AND ASSIGNS BOUND; JOINT AND SEVERAL LIABILITY; AGENTS; CAPTIONS. The covenants and agreements contained in the Loan Documents shall bind, and the rights thereunder shall inure to, the respective successors and assigns of Lender, and Borrower, subject to the provisions of PARAGRAPH 15 hereof. All covenants and agreements of Borrower shall be joint and several. In exercising any rights under the Loan Documents or taking any actions provided for therein, Lender may act through its employees, agents, or independent contractors as authorized by Lender. The captions and headings of the paragraphs of this Mortgage are for convenience only and are not to be used to interpret or define the provisions hereof.

35.      GOVERNING LAW; SEVERABILITY.

         THIS MORTGAGE SHALL BE GOVERNED BY, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, PROVIDED, HOWEVER, THAT TO THE EXTENT THE MANDATORY PROVISIONS OF THE LAWS OF ANOTHER JURISDICTION RELATING TO (I) THE PERFECTION OR THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTERESTS IN ANY OF THE PROPERTY, (II) THE LIEN, ENCUMBRANCE OR OTHER INTEREST IN THE PROPERTY GRANTED OR CONVEYED BY THIS MORTGAGE, OR (III) THE AVAILABILITY OF AND PROCEDURES RELATING TO ANY REMEDY HEREUNDER OR RELATED TO THIS MORTGAGE ARE REQUIRED TO BE GOVERNED BY SUCH OTHER JURISDICTION'S LAWS, SUCH OTHER LAWS SHALL BE DEEMED TO GOVERN AND CONTROL. THE INVALIDITY, ILLEGALITY OR UNENFORCEABILITY OF ANY PROVISION OF THIS MORTGAGE OR THE LOAN DOCUMENTS SHALL NOT AFFECT OR IMPAIR THE VALIDITY, LEGALITY OR ENFORCEABILITY OF THE REMAINDER OF THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS, AND TO THIS END, THE PROVISIONS OF THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS ARE DECLARED TO BE SEVERABLE.

         36. RELEASE. Upon payment of all sums secured by this Mortgage, Lender shall release this Mortgage. Borrower shall pay Lender's reasonable costs incurred in releasing this Mortgage and any financing statements related hereto.

         37. COVENANTS RUNNING WITH THE LAND. All covenants, conditions, warranties, representations and other obligations contained in this Mortgage and the other Loan Documents are intended by Borrower and Lender to be, and shall be construed as, covenants running with the Property until the lien of this Mortgage has been fully released by Lender.

         38. TERMS. As used in the Loan Documents, (i) "business day" means a day when banks are not required or authorized to be closed in Charlotte, North Carolina; and (ii) the words "include" and "including" shall mean "including but not limited to" unless specifically set forth to the contrary.

         39. LOSS OF NOTE. Upon notice from Lender of the loss, theft, or destruction of the Note and upon receipt of indemnity reasonably satisfactory to Borrower from Lender, or in the case of mutilation of the Note, upon surrender of the mutilated Note, Borrower shall make and deliver a new note of like tenor in lieu of the then to be superseded Note.

         40. CHANGES IN THE LAWS REGARDING TAXATION. If any law is amended, enacted or adopted after the date of this Mortgage which deducts the Indebtedness from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Indebtedness of Lender's interest in the Property, Borrower will pay such tax, with interest and penalties thereon, if any. In the event Lender is advised by counsel chosen by it that the payment of such tax or interest and penalties by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury, then in any such event, Lender shall have the option, by written notice of not less than ninety (90) days, to declare the Indebtedness immediately due and payable, but without the imposition of a Prepayment Fee, as such term is defined in the Note.

         41. EXCULPATION. This Mortgage and other Loan Documents and all of Borrower's obligations hereunder and thereunder are subject to the provisions of PARAGRAPH 11 of the Note entitled Exculpation. All of the provisions of the Note, including PARAGRAPH 11, are incorporated herein by this reference.

         42. DISCLOSURE OF INFORMATION. Lender shall have the right (but shall be under no obligation) to make available to any party for the purpose of granting participation in or selling, transferring, assigning or conveying all or any part of the Loan (including any governmental agency or authority and any prospective bidder at any foreclosure sale of the Property) any and all information which Lender may have with respect to the Property and Borrower, whether provided by Borrower, any Principal or any third party or obtained as a result of any environmental assessments. Borrower and each Principal agree that Lender shall have no liability whatsoever as a result of delivering any such information to any third party, and Borrower and each Principal, on behalf of themselves and their successors and assigns, hereby release and discharge Lender from any and all liability, claims, damages, or causes of action, arising out of, connected with or incidental to the delivery of any such information to any third party.

         43. SALE OF LOAN; SECURITIZATION. Lender, at any time and without the consent of Borrower or any Principal, may grant participation in or sell, transfer, assign and convey all or any portion of its right, title and interest in and to the Loan, the servicing of the Loan, this Mortgage and the other Loan Documents, any guaranties given in connection with the Loan and any collateral given to secure the Loan. Borrower covenants to cooperate, at no substantial out- of-pocket expense to Borrower, with Lender's efforts in the securitization of the Loan; such cooperation includes Borrower's obligation to (a) make non-material modifications of the Loan Documents (such modifications shall not (i) increase the amount of the Indebtedness, (ii) change the Amortization Schedule, or (iii) change the Contract Rate), (b) provide more current operating statements and rent rolls for the Property prepared in Borrower's ordinary course of business (but not more frequently than monthly upon five (5) days advance written notice from Lender), (c) deliver updated information regarding Borrower and the Property, (d) review Lender's securitization offering materials to the extent such materials relate to Borrower or the Property, (e) respond to any inquiries of Lender or other party relating thereto, and (f) if required by any rating agency after the securitization of the Loan, provide an opinion with respect to matters of Delaware law and federal bankruptcy law relating to single member limited liability companies. Borrower shall not be liable for Lender's post-closing costs incurred pursuant to any securitization of the Loan by Lender.

         44. ACTIONS AND PROCEEDINGS. Lender has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its discretion, decides should be brought to protect their respective interests in the Property. Lender shall, at its option, be subrogated to the lien of any mortgage or other security instrument discharged in whole or in part by the Indebtedness, and any such subrogation rights shall constitute additional security for the payment of the Indebtedness.

         45. NO THIRD PARTY BENEFICIARIES. The provisions of this Mortgage and the other Loan Documents are for the benefit of Borrower and Lender and shall not inure to the benefit of any third party (other than any successor or assignee of Lender). This Mortgage and the other Loan Documents shall not be construed as creating any rights, claims or causes of action against Lender or any of its officers, directors, agents or employees in favor of any party other than Borrower including but not limited to any claims to any sums held in the Replacement Reserve.

         46. EXHIBITS AND RIDERS. The following Exhibits and Riders (which may contain additional representations, warranties, and covenants) are attached to this Mortgage and hereby made a part of this Mortgage: Exhibit A (legal description for Land), Exhibit B (definition of Personal Property), and Exhibit C (pending and threatened litigation).

         47. RECORDING OF SECURITY INSTRUMENT, ETC. Except where otherwise prohibited by law, Borrower will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment, and subsequent release or reconveyance of this Mortgage and the Note, any deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property, any instrument of further assurance and all federal, state, county and municipal, taxes, duties, imposts, assessments and charges arising out of or in connection with the same. BORROWER SHALL HOLD HARMLESS AND INDEMNIFY LENDER, ITS SUCCESSORS AND ASSIGNS, AGAINST ANY LIABILITY INCURRED BY REASON OF THE IMPOSITION OF ANY TAX ON THE MAKING AND RECORDING OF THIS MORTGAGE.

         48. COUNTERPARTS. This Mortgage may be executed in any number of counterparts each of which shall be deemed to be an original but all of which when taken together shall constitute one agreement.

         49. SPECIAL FLORIDA PROVISIONS.

         (a) In the event of any inconsistency between the terms and conditions of Article 49 of this Mortgage and the terms and conditions of any other provisions of this Mortgage, the terms and conditions of Article 49 shall control and be binding.

         (b) The text of Section 2 of this Mortgage entitled "Taxes and Other Obligations" is hereby amended by inserting after the words "all taxes, assessments, fines, impositions and other charges and obligations, including" and before the words "charges and obligations for any present or future repairs or improvements made on the Property" the words ", but not limited to, the Florida Intangibles Tax and the Florida Documentary Stamps Tax and".

         (c) Whenever attorneys' fees are provided to be paid, the term shall include any and all reasonable attorneys' fees, attorney's accountant fees, paralegal and law clerk (and similar person's) fees, including but not limited to, fees at the pretrial, trial and appellate levels, and in collection proceedings, incurred or paid by Lender in protecting its interest in the collateral and enforcing its rights hereunder.

         (d) This Mortgage secures such future or additional advances as may be made by Lender or the holder hereof, at its exclusive option, to Borrower or its successors or assigns in title, for any purpose, provided that all such advances are made within twenty (20) years from the date of this Mortgage or within such lesser period of time as may be provided by law as a




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

prerequisite for the sufficiency of actual notice or record notice of such optional future or additional advances as against the rights of creditors or subsequent purchasers for valuable consideration to the same extent as if such future or additional advances were made on the date of the execution of this Mortgage. The total amount of indebtedness secured by this Mortgage may be increased or decreased from time to time, but the total unpaid balance so secured at any one time shall not exceed twice the face amount of the Note, plus interest thereon and any disbursements made under this Mortgage for the payment of impositions, taxes, assessments, levies, insurance, or otherwise with interest on such disbursements, plus any increase in the principal balance as the result of negative amortization or deferred interest, if any. All such future advances shall be secured to the same extent as if made on the date of the execution of this Mortgage and this Mortgage shall secure the payment of the Note and any additional advances made from time to time pursuant thereto, all of said indebtedness being equally secured hereby and having the same priority as any amounts advanced as of the date of this Mortgage. It is agreed that any additional sum or sums advanced by Lender shall be equally secured with and have the same priority as the original indebtedness and shall be subject to all of the terms, provisions and conditions of this Mortgage, whether or not such additional loans or advances are evidenced by other notes or other guaranties of Borrower and whether or not identified by a recital that it or they are secured by this Mortgage. It is further agreed that any additional note or guaranty or notes or guaranties executed and delivered pursuant to this paragraph shall automatically be deemed to be included in the term "Note" wherever it appears in the context of this Mortgage. Without the prior written consent of Lender, which Lender may grant or withhold in its sole discretion, Borrower shall not file for record any notice limiting the maximum principal amount that may be secured by this Mortgage to a sum less than the maximum principal amount set forth in this paragraph.

         50. The assignment of rents contained in this Mortgage is intended to and does constitute an assignment of rents as contemplated in Florida Statutes
Section 697.07. Upon the occurrence of an Event of Default, Lender shall be entitled to the remedies provided in said Section 697.07, in addition to all rights and remedies, whether procedural or substantive, in effect at the time of execution or enforcement of this Mortgage.


                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, Borrower has executed this Mortgage or has caused the same to be executed by its representatives thereunto duly authorized.

                                           BORROWER

                                           MHC ELDORADO VILLAGE, LLC,
                                           a Delaware limited liability company

                                           By: /s/ David Fell
                                               --------------------------------
                                               David Fell
                                               Vice President



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